                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                 SILICON VALLEY BANCSHARES
------------------------------------------------------------
      (Name of Registrant as Specified in its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Dated Filed:
                ----------------------------------------------------------

                        [SILICON VALLEY BANCSHARES LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            THURSDAY, APRIL 19, 2001
                                   4:00 P.M.

                            ------------------------

TO THE STOCKHOLDERS:

    I am pleased to invite you to attend the 2001 Annual Meeting of Stockholders of Silicon Valley Bancshares, which will be held at the Santa Clara Convention Center, Great America Ballroom, 5001 Great America Parkway, Santa Clara, California 95054, on Thursday, April 19, 2001, 4:00 p.m., local time. The purposes of the meeting are to:

     1. Elect nine (9) Directors to serve for the ensuing year and until their successors are elected.

     2. Approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock, $.001 par value per share, from 60,000,000 to 150,000,000.

     3. Approve an amendment to the Company's 1997 Equity Incentive Plan to reserve an additional 2,000,000 shares of common stock for issuance thereunder.

     4. Ratify the appointment of KPMG LLP as the Company's independent auditors.

     5. Transact such other business as may properly come before the meeting.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO MARK YOUR VOTES, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any stockholder attending the meeting may vote in person even if such stockholder has previously returned a proxy card.

    Only stockholders of record on February 20, 2001 will be entitled to vote at the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Daniel J. Kelleher

                                          Daniel J. Kelleher
                                          Chairman of the Board

Santa Clara, California
March 16, 2001

ALTHOUGH YOU MAY PRESENTLY PLAN TO ATTEND THE MEETING, PLEASE INDICATE ON THE ENCLOSED PROXY CARD YOUR VOTE ON THE MATTERS PRESENTED AND SIGN, DATE AND RETURN THE PROXY CARD. IF YOU DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME. WE ENCOURAGE YOU TO VOTE FOR THE ELECTION OF ALL NINE (9) NOMINEES FOR DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 EQUITY INCENTIVE PLAN, AND FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       PROXY STATEMENT--TABLE OF CONTENTS


MATTER                                                          PAGE
------                                                        --------
Information Concerning the Proxy Solicitation...............      1

Proposal No. 1--Election of Directors*......................      3

Security Ownership of Directors and Executive Officers......      5

Information on Executive Officers...........................      6

Report of the Executive Committee of the Board on Executive
  Compensation..............................................      9

Return to Stockholders Performance Graph....................     13

Table 1--Summary Compensation...............................     14

Table 2--Option Grants in Last Fiscal Year..................     16

Table 3--Aggregated Option Exercises in Last Fiscal Year and
  Fiscal Year-End Option Values.............................     17

Termination Arrangements....................................     17

Board Committees and Meeting Attendance.....................     20

Report of the Audit and Finance Committee of the Board......     21

Audit Fees/Financial Information Systems Design and
  Implementation Fees/All Other Fees........................     22

Director Compensation.......................................     22

Security Ownership of Principal Stockholders................     25

Section 16(a) Beneficial Ownership Reporting Compliance.....     26

Certain Relationships and Related Transactions..............     26

Proposal No. 2--Approval of the Amendment to the Silicon
  Valley Bancshares Certificate of Incorporation*...........     27

Proposal No. 3--Approval of the Amendment to the Silicon
  Valley Bancshares 1997 Equity Incentive Plan*.............     29

Table 4--1997 Plan Benefits Table...........................     35

Proposal No. 4--Ratification of Appointment of Independent
  Auditors*.................................................     36

Stockholder Proposals.......................................     36

2000 Annual Report..........................................     37

Other Matters...............................................     37

APPENDICES
------------------------------------------------------------

A--Charter of the Audit and Finance Committee of the
  Board.....................................................    A-1

B--Certificate of Incorporation of Silicon Valley
  Bancshares................................................    B-1

C--1997 Equity Incentive Plan...............................    C-1


------------------------

*   Denotes items to be voted on at the Meeting

               Mailed to Stockholders on or about March 16, 2001

                            ------------------------

                                PROXY STATEMENT
                                       OF
                           SILICON VALLEY BANCSHARES
                               3003 TASMAN DRIVE
                         SANTA CLARA, CALIFORNIA 95054

                            ------------------------

                 INFORMATION CONCERNING THE PROXY SOLICITATION

GENERAL

    This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of Silicon Valley Bancshares, a Delaware corporation and financial holding company (the "Company") for Silicon Valley Bank (the "Bank"), for use at the 2001 Annual Meeting of Stockholders of the Company to be held in the Great America Ballroom at the Santa Clara Convention Center, 5001 Great America Parkway, Santa Clara, California 95054, ON THURSDAY, APRIL 19, 2001 AT 4:00 P.M., local time and at all postponements or adjournments thereof (the "Meeting"). Only Stockholders of record on February 20, 2001 (the "Record Date") will be entitled to vote at the Meeting and any postponements or adjournments thereof. At the close of business on the Record Date, the Company had 49,336,142 outstanding shares of its $.001 par value Common Stock (the "Common Stock").

    The Company's principal executive offices are located at 3003 Tasman Drive, Santa Clara, CA 95054 and its telephone number at that location is
(408) 654-7400.

VOTING

    Stockholders of the Company's Common Stock are entitled to one vote for each share held, except that in the election of directors, each stockholder has the right to invoke cumulative voting, which entitles each stockholder to as many votes as shall equal the number of shares held by such stockholder multiplied by the number of directors to be elected. A stockholder may cast all of his or her votes for a single candidate or distribute such votes among as many of the candidates he or she chooses (up to a maximum of the number of directors to be elected). However, no stockholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such stockholder) for a candidate unless such candidate's or candidates' names have been properly placed in nomination prior to the voting in accordance with Section 6 of the Certificate of Incorporation of the Company and the stockholder (or any other stockholder) has given notice at the meeting prior to the voting of the stockholder's intention to cumulate votes. If any stockholder has given such notice, all Stockholders may cumulate their votes for candidates properly placed in nomination. If cumulative voting is properly invoked, the Proxy Holders are given discretionary authority under the terms of the Proxy to cumulate votes represented by shares for which they are named Proxy Holders as they see fit among management's nominees in order to assure the election of as many of such nominees as possible.

    Article Two of the Bylaws of the Company governs nominations for election of members of the Board of Directors, as follows: nominations for election of members of the Company's Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the Secretary of the Company no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth
(90th) day prior to the meeting; provided, however, that in the event that less than sixty-five (65) days notice of the meeting is given to Stockholders, notice by the stockholder to be timely must be so delivered not later than the close of business on the seventh (7th) day following the date of mailing notice of the meeting to stockholders. Such notification shall contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
(c) the number of shares of Common Stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; and
(e) the number of shares of Common Stock of the Company owned by the notifying stockholder. Nominations not made in accordance herewith may, at the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the Inspector of Election can disregard all votes cast for each such nominee.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal, since the stockholder has expressly declined to vote on such proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

    Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted.

    Accordingly, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as approval of the amendment to the Certificate of Incorporation and the amendment to the 1997 Equity Incentive Plan).

REVOCABILITY OF PROXIES

    Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke the Proxy at any time prior to its use. A Proxy is revocable prior to the Meeting by delivering either a written instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company or to the Company's transfer agent. Such Proxy is also automatically revoked if the stockholder is present at the Meeting and votes in person.

SOLICITATION

    This solicitation of Proxies is made by, and on behalf of, the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing, and mailing Proxy materials furnished by the Board of Directors to stockholders. Copies of Proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Company's Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

    Unless otherwise instructed, each valid returned Proxy that is not revoked will be voted in the election of directors "FOR" the Company's nominees to the Board of Directors, "FOR" approval of the amendment to the Company's Certificate of Incorporation, "FOR" approval of the amendment to the Company's 1997 Equity Incentive Plan, "FOR" ratification of the appointment of KPMG LLP as the Company's independent auditors, and at the Proxy Holders' discretion on such other matters, if any, as may properly come before the Meeting or any postponement or adjournment thereof (including any proposal to adjourn the Meeting).

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

    The Company's Bylaws currently provide for a range of from eight (8) to fifteen (15) directors and permit the exact number to be fixed by the Board of Directors. Effective as of April 19, 2001, the Board of Directors has fixed the exact number of directors at nine (9).

NOMINEES FOR DIRECTOR

    All Proxies will be voted "FOR" the election of the following nine
(9) nominees recommended by the Board of Directors, unless authority to vote for the election of directors (or for any particular nominee) is withheld. All of the nominees have served as directors of the Company since the last Annual Meeting of Stockholders, except for Alex W. Hart and Michaela K. Rodeno. All incumbent directors are nominees for re-election to the Board, except David M. deWilde, who is not standing for re-election. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those listed below. Directors of the Company serve until the next annual meeting of stockholders or until their successors are elected and qualified.

    The names and certain information about each of the Company's nominees for director as of the Record Date are set forth below.


                                                 (1)   PRINCIPAL OCCUPATION OR EMPLOYMENT
                                            --------   ----------------------------------                            DIRECTOR
NAME OF DIRECTOR NOMINEE           AGE           (2)   OTHER BUSINESS AFFILIATIONS AND PUBLIC COMPANY DIRECTORSHIPS   SINCE
------------------------------   --------   --------   ------------------------------------------------------------  --------
Gary K. Barr..................      56           (1)   Chief Executive Officer, Pacific Coast Capital (a real          1982
                                                       estate investment and management company), Carbondale,
                                                       Colorado since August 1992.
                                                 (2)   Chief Executive Officer, Sports Participant Network (an
                                                       internet services company), since February 1999.
James F. Burns, Jr............      63           (1)   Trustee of CBR Liquidating Trust since October 1996, and        1994
                                                       formerly, Executive Vice President and Chief Financial
                                                       Officer, CBR Information Group (a credit and mortgage
                                                       reporting company), Houston, Texas from September 1993 to
                                                       October 1996.
                                                 (2)   Executive Vice President and Chief Financial Officer,
                                                       Integratec, Inc. (a company providing credit origination,
                                                       servicing and collection services, and the parent company of
                                                       CBR Information Group prior to spin-off of CBR in 1993) from
                                                       1988 to 1993. Founder and Member of Board of Directors of
                                                       Bank First (a New Mexico chartered state bank), Albuquerque,
                                                       New Mexico, since November 1997.
John C. Dean..................      53           (1)   President and Chief Executive Officer of the Company since      1993
                                                       April 1993. From April 1993 to May 1999, he served as
                                                       President of the Bank. From April 1993 to January 2000, he
                                                       served as Chief Executive Officer of the Bank. He was
                                                       appointed Chair of the Board of the Bank in May 1999. Also, see "Information on Executive Officers" below.
                                                 (2)   Advisory Member of Board of Directors, American Central Gas
                                                       Companies, Inc., Tulsa, Oklahoma since August 1994. Advisory
                                                       Member of Board of Directors of Institutional Venture
                                                       Partners, Menlo Park, California, since January 2000. Member of Board of Directors of garage.com-TM-, Palo Alto,
                                                       California since December 1997. Advisory Member of Board of
                                                       Directors, grassroots.com, San Bruno, California since
                                                       December 1999. Advisory Member of Board of Directors of
                                                       startups.com, Palo Alto, California since January 1999.
                                                       Member of Board of Directors, United Overseas Bank,
                                                       Singapore since February 2000. Advisory Member of Board of
                                                       Directors of Leapfrog Ventures, LLC, Menlo Park, California
                                                       since May 2000. Advisory Member of Board of Directors of
                                                       Advanced Technology Ventures, LLC, Palo Alto, California
                                                       since January 2000. Advisory Member of Board of Directors of
                                                       ETF Group, Switzerland since May 2000. Advisory Member of
                                                       Board of Directors of Authosis, Inc., San Jose, California
                                                       since November 2000.

                                                 (1)   PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME OF DIRECTOR                            --------   ----------------------------------                            DIRECTOR
NOMINEE (CONTINUED)                AGE           (2)   OTHER BUSINESS AFFILIATIONS AND PUBLIC COMPANY DIRECTORSHIPS   SINCE
------------------------------   --------   --------   ------------------------------------------------------------  --------
Alex W. Hart..................      60           (1)   Independent consultant to the financial services industry        --
                                                       since November 1997. Chief Executive Officer of Advanta
                                                       Corporation (a diversified financial services company),
                                                       Spring House, Pennsylvania, from August 1995 to November
                                                       1997. Executive Vice Chairman of Advanta Corporation from
                                                       March 1994 to August 1996.
                                                 (2)   Member of Board of Directors of HNC Software, Inc. (a
                                                       predictive software solutions company), San Diego,
                                                       California. Member of Board of Directors of Global Payments,
                                                       Inc. (a payment services company), Atlanta, Georgia. Member of Board of Directors of Sanchez Computer Associates (a
                                                       banking software company), Malvern, Pennsylvania.
Stephen E. Jackson............      55           (1)   President and Chief Executive Officer, American Central Gas     1998
                                                       Companies, Inc. (a gas pipeline company), Tulsa, Oklahoma
                                                       since April 1996.
                                                 (2)   Founder, President and Chief Executive Officer, American
                                                       Land Development Company (a developer of residential
                                                       homesites), Tulsa, Oklahoma since 1988. President, eLynx
                                                       Technologies, Inc. (a company which provides real time data collection, production reporting, trending, monitoring and control via the internet for the oil and gas industry) since
                                                       July 2000.
Daniel J. Kelleher(1).........      58           (1)   Private Investor.                                               1986
James R. Porter...............      65           (1)   Chairman, Firstwave Technologies (a software company) since     1994
                                                       April 1999.
                                                 (2)   Chairman, CCI/Triad (a computer services company) from
                                                       February 1997 to May 1999. President, Chief Executive
                                                       Officer and Director, Triad Systems Corporation (a computer software company), Livermore, California from September 1985 to February 1997. Member of Board of Directors, Firstwave
                                                       Technologies, Atlanta, Georgia since April 1993. Member of
                                                       Board of Directors, Cellular Technical Services (a cellular device company), Seattle, Washington since July 1997. Member of Board of Directors of CCI/Triad, Austin, Texas since
                                                       February 1997. Member of Board of Directors of Cardone
                                                       Industries (a manufacturing company), Philadelphia,
                                                       Pennsylvania since 1998. Member of Board of Regents of
                                                       Pepperdine University since 1993.
Michaela K. Rodeno............      54           (1)   Chief Executive Officer of Skalli Corporation, doing             --
                                                       business as St. Supery Vineyards and Winery, Rutherford,
                                                       California since November 1988.
Kenneth P. Wilcox                   52           (1)   President of the Bank since May 1999 and Chief Executive        2000
                                                       Officer of the Bank since January 2000. Also, see
                                                       "Information on Executive Officers" below.


------------------------------
(1)  Chair of the Company Board.

    From April 15, 1999 through April 19, 2001, Clarence J. Ferrari, Jr., Esq. served as an advisory (non-voting) member of the Company Board and the Bank Board. Since January 2001, Mr. Hart, as well as Roger Dunbar, Global Vice Chair of Ernst & Young LLP, have served as an advisory members of the Company Board and the Bank Board. In addition, Ms. Rodeno has served as an advisory member of the Company Board and the Bank Board since February 2001. Advisory members of the Company and Bank Board are not elected by the stockholders and have no voting authority.

VOTE REQUIRED

    The nine (9) nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth information regarding beneficial ownership as of the Record Date of the Company's Common Stock by each of the Company's directors, by each of the executive officers named in the Summary Compensation Table and by all current directors and executive officers as a group. Unless otherwise noted, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.


                                                          AGGREGATE NUMBER
                                                             OF SHARES                  PERCENT OF
NAME                                                     BENEFICIALLY OWNED         OUTSTANDING SHARES
----                                                     ------------------         ------------------
DIRECTORS
Gary K. Barr...........................................          111,375(a)                0.22%
James F. Burns, Jr.....................................           73,219(b)                0.15%
John C. Dean *.........................................          674,637(c),(j)            1.35%
David M. deWilde.......................................           70,571(b)                0.14%
Stephen E. Jackson.....................................          132,755(d)                0.26%
Daniel J. Kelleher.....................................          250,439(e)                0.50%
James R. Porter........................................           66,875(a)                0.13%
Kenneth P. Wilcox......................................          175,623(f),(k)            0.35%

EXECUTIVE OFFICERS**
L. Blake Baldwin.......................................          106,592(g),(l)            0.21%
John C. Dean...........................................      (See listing above under "Directors")
Harry W. Kellogg, Jr...................................          247,702(h),(m)            0.49%
Marc J. Verissimo......................................          111,471(i),(n)            0.22%
Kenneth P. Wilcox......................................      (See listing above under "Directors")
All current directors and executive officers as a group
  (17 persons).........................................        2,480,796***                4.95%


------------------------

    Share numbers shown in the table include (1) the following number of shares subject to options where the options are exercisable within 60 days after the Record Date and (2) the following number of shares under the Company's employee retirement plans:

(1)                      (2)
                            (j)
(a)   39,375 shares              194,426 shares
                            (k)
(b)   36,375 shares               29,315 shares
                            (l)
(c)   51,520 shares               30,127 shares
                            (m)
(d)   16,555 shares               44,111 shares
                            (n)
(e)   33,375 shares               11,219 shares
(f)   97,500 shares
(g)   76,000 shares
(h)   77,500 shares
(i)   65,000 shares

------------------------

* Share ownership shown does not include 14,000 shares held by Mr. Dean's youngest daughter, for which shares Mr. Dean disclaims beneficial ownership. Ms. Dean is a graduate student living in Mr. Dean's household on a full time basis. Ms. Dean has sole voting and investment power of these shares.

** Ownership shown includes dispositive share equivalents beneficially owned by executive officers under the Company's employee retirement plans. Actual voting shares will be slightly less due to cash liquidity in such retirement plans. The difference between dispositive share equivalents and actual voting shares is not deemed material.

*** Includes (i) 818,328 shares subject to options where the options are exercisable within 60 days after the Record Date and (ii) 355,149 shares held for the benefit of current executive officers under the Company's employee retirement plans.

                      INFORMATION ON EXECUTIVE OFFICERS(1)

    The positions and ages as of the Record Date of the executive officers of the Company are as set forth below. There are no family relationships among directors or executive officers of the Company.


                                                                                                 EMPLOYEE
NAME AND POSITION                  AGE                      BUSINESS EXPERIENCE                   SINCE
-----------------                --------                   -------------------                  --------
JOHN C. DEAN                        53      Prior to joining the Company and the Bank in April     1993
  President, Chief Executive                1993, Mr. Dean served as President and Chief
  Officer and Director of the               Executive Officer of Pacific First Bank, a $6.5
  Company, and Director of the              billion federal savings bank headquartered in
  Bank                                      Seattle, Washington from December 1991 until April
                                            1993. From 1990 to 1991, Mr. Dean served as
                                            Chairman and Chief Executive Officer of First
                                            Interstate Bank of Washington and from 1986 to
                                            1990, Chairman and Chief Executive Officer of First
                                            Interstate Bank of Oklahoma.

L. BLAKE BALDWIN                    49      Mr. Baldwin joined the Bank in July 1988 as Vice       1988
  Manager of the Bank's                     President of the Bank's Real Estate Division. Mr.
  Organizational and Cultural               Baldwin was promoted to Division Manager of the
  Development Group                         Real Estate Group in December 1992. In March 1996,
                                            Mr. Baldwin was appointed Manager of the Bank's
                                            Special Industries Group. In September 1998, Mr.
                                            Baldwin was appointed Manager of the Human
                                            Resources Group. From November 1998 to November
                                            2000, Mr. Baldwin served as Manager of the Client
                                            and Corporate Resources Group. In November 2000,
                                            Mr. Baldwin was appointed Manager of the Bank's
                                            Organizational and Cultural Development Group.

DAVID B. FISCHER                    40      Mr. Fischer joined the Bank in May 1990 as an          1990
  Manager of the Bank's                     Assistant Vice President in the Bank's Boston
  Regional Banking Group                    office. Mr. Fischer held increasingly responsible
                                            positions with the Bank from March 1995 to
                                            September 1998, when he was appointed Manager of
                                            the East Coast Division. In November 2000, Mr.
                                            Fischer was appointed Manager of the Bank's
                                            Regional Banking Group.

TERESA HELLER                       44      Ms. Heller joined the Bank in November 1997 as         1997
  Manager of the Bank's                     Manager of the Semiconductor Industry Practice. Ms.
  Northern California Banking               Heller served as Manager of the Software Industry
  Group                                     Practice from August 1998 to December 1999. In
                                            December 1999, Ms. Heller was promoted to Manager
                                            of the Northern California Banking Group. Prior to
                                            joining Silicon Valley Bank in 1997, Ms. Heller was
                                            a director of the Bank of Boston in Palo Alto,
                                            California from September 1996 to October 1997. She
                                            also served from October 1985 to August 1996 as a
                                            Senior Vice President and Manager for First
                                            Interstate Bank/Wells Fargo Bank.


------------------------

(1) Executive Officers include members of the Bank's Steering Committee and any other officer who performs a policy-making function for the Company within the meaning of the Securities and Exchange Commission's rules.

                                                                                                 EMPLOYEE
NAME AND POSITION                  AGE                      BUSINESS EXPERIENCE                   SINCE
-----------------                --------                   -------------------                  --------
DAVID A. JONES                      43      Mr. Jones joined the Bank in August 1997 as Chief      1997
  Chief Credit Officer of the               Credit Officer. Prior to joining the Bank, Mr.
  Bank                                      Jones served as Senior Vice President of Wells
                                            Fargo Bank in Portland, Oregon from April 1996 to
                                            August 1997. From January 1982 to April 1996, Mr.
                                            Jones was a Senior Vice President with First
                                            Interstate Bank in Oklahoma, Texas, and Oregon.

HARRY W. KELLOGG, JR.               57      Mr. Kellogg joined the Bank in October 1986 as         1986
  Manager of the Bank's                     Senior Vice President of the Bank's Technology
  Strategic Initiatives Group               Division. Mr. Kellogg served as Chief Marketing
  and Director of the Bank                  Officer from September 1993 to April 1994 (when he
                                            left the Bank for ten months, during which time, he
                                            served as Executive Vice President for the Emerging
                                            Growth Industries Division of Cupertino Bank). Mr.
                                            Kellogg returned to the Bank in February 1995 as
                                            Chief Marketing Officer. From December 1997 to
                                            November 1998, he served as the Manager of the
                                            Bank's Products and Services Group. Mr. Kellogg was
                                            appointed Manager of the Bank's Strategic
                                            Initiatives Group in November 1998, and as Vice
                                            Chairman of the Board of the Bank in May 1999.

CHRISTOPHER T. LUTES                33      Mr. Lutes joined the Bank's Treasury Department in     1994
  Chief Financial Officer of                November 1994 as a Senior Treasury Analyst. In June
  the Company and the Bank                  1995, he was named Controller. Mr. Lutes was
                                            appointed Chief Financial Officer in May 1998.
                                            Prior to joining the Bank, Mr. Lutes served in
                                            various positions within the Finance Department of
                                            Household Credit Services, a banking services
                                            company, in Salinas, California from March 1993 to
                                            November 1994. Prior to that he served as an
                                            auditor with Coopers & Lybrand LLP in Phoenix,
                                            Arizona.

A. CATHERINE NGO                    40      Ms. Ngo joined the Bank in April 1993 as Corporate     1993
  General Counsel of the                    Counsel and was appointed Manager of the Legal
  Company and the Bank, and                 Department in November 1993. In September 1996, Ms.
  Manager of the Bank's Legal               Ngo was named General Counsel of the Company and
  and Loan Services Group                   Bank, and thereafter, assumed responsibility for
                                            the Regulatory and Audit Division, and the Loan
                                            Services Division. Prior to joining the Bank, Ms.
                                            Ngo served as a senior associate for Hopkins &
                                            Carley, a law corporation, from June 1989 to April
                                            1993.

MARC J. VERISSIMO                   45      Mr. Verissimo joined the Bank in May 1993 as Team      1993
  Manager of the Risk                       Leader in the Northern California Technology
  Management Group of the                   Division. Mr. Verissimo was named Manager of the
  Company and the Bank                      Silicon Valley Lending Division in September 1993.
                                            Mr. Verissimo served as Manager of the Bank's
                                            Corporate Finance Group from January 2000 to
                                            November 2000. In November 2000, Mr. Verissimo was
                                            appointed Manager of the Risk Management Group.

                                                                                                 EMPLOYEE
NAME AND POSITION                  AGE                      BUSINESS EXPERIENCE                   SINCE
-----------------                --------                   -------------------                  --------
TIM WATERSON                        45      Mr. Waterson joined the Bank in October 1994 as        1994
  Manager of the Bank's                     Team Leader in the Northern California Technology
  Products and Services Group               Division. In June 1996, Mr. Waterson was named
                                            Manager of the Software Industry Practice. In
                                            October 1998, Mr. Waterson was appointed Manager of
                                            the Bank's Southwest Division. In January 2000, Mr.
                                            Waterson was appointed Manager of the Bank's
                                            Products and Services Group. Prior to joining the
                                            Bank, Mr. Waterson managed commercial lending
                                            regions for both Bank of America and Citicorp. He
                                            was also a section manager of Bank of America's
                                            High Technology Division.

KENNETH P. WILCOX                   52      Mr. Wilcox joined the Bank in April 1990 as            1990
  President, Chief Executive                Regional Vice President of the Bank's East Coast
  Officer and Director of the               Technology Group. Prior to becoming Executive Vice
  Bank, and Director of the                 President and Manager of the East Coast Technology
  Company                                   Group in November 1995, Mr. Wilcox held
                                            increasingly responsible positions with the Bank
                                            (having served as Manager of the East Coast
                                            Technology Group since June 1993). Mr. Wilcox was
                                            appointed Chief Banking Officer in December 1997.
                                            Mr. Wilcox was named President and Chief Operating
                                            Officer of the Bank in May 1999 and was appointed
                                            Chief Executive Officer of the Bank in January
                                            2000.

                 REPORT OF THE EXECUTIVE COMMITTEE OF THE BOARD
                           ON EXECUTIVE COMPENSATION

    THE REPORT OF THE EXECUTIVE COMMITTEE (THE "COMMITTEE") SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION CONTAINED IN THE REPORT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

    Decisions regarding compensation of the Company's executive officers, including those related to stock and stock options, are considered by the full Board of Directors, based upon the recommendations and analysis performed by the Executive Committee (the "Committee"), currently composed of Mr. Kelleher, Chair, and Directors Burns, Dean, Porter and Wilcox. Since the Committee is responsible for setting the Company and the Bank's Chief Executive Officers' compensation (subject to approval by the full Board), Mr. Dean and Mr. Wilcox refrain from participating in any discussions of the Committee relating to their respective performance or compensation. During 2000, the Board of Directors did not modify or reject in any material way any action or recommendation by the Committee.

KEY PRINCIPLES

    The Committee has adopted the following principles to use for guidance in setting compensation:

    -  PAY COMPETITIVELY

       - The Committee maintains a philosophy that executive compensation levels should be competitive relative to those found in other financial institutions of comparable asset size. In that way, the Company can attract and retain highly-qualified executives critical to the Company's long-term success.

       - Consistent with this philosophy, the Committee regularly obtains information regarding executive salary levels in the financial institutions industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.

       - The Committee attempts to set base compensation (excluding incentive compensation) in the 60th to 75th percentile range of market salaries which are established through research of comparable positions in related industries in the marketplace. Jobs are benchmarked to similar jobs in the marketplace and then grouped by grade level bands. For each grade level band, there is a lower, middle and upper third salary range, and also a target cash incentive compensation award range, based on performance. An executive's actual base compensation within a grade level band depends on the executive's proficiency level for the particular position.

       - The Committee strives to reward performance that creates value for the Company's stockholders.

    -  TIE INCENTIVE COMPENSATION TO COMPANY FINANCIAL PERFORMANCE

       - Total incentive compensation (the "incentive compensation pool") paid to the Company's officers under the 2000 incentive compensation program, as in the prior year, was calculated using a customized version of a financial model called Economic Value
         Added-Registered Trademark-, or EVA-Registered Trademark-(1). The Committee believes that EVA-Registered Trademark- is a more accurate measure of true economic profit than net income, as it takes into account how effectively capital is being used to produce the profit.

------------------------

(1)  EVA-Registered Trademark- is a registered trademark of Stern Stewart & Co.

         By using EVA-Registered Trademark- to calculate the incentive compensation pool, the Company rewards sustained, continuous improvement in the Company's financial performance, as the incentive compensation pool increases with improvement in the Company's performance from the prior year to the then-current year.

       - Once the amount in the incentive compensation pool was determined (based on the Company's 2000 EVA-Registered Trademark- performance), the Company allocated such amount among eligible officers in the Company. The method for allocation involved:

           (1) determining a "target" incentive amount, tied to officer level in the Company,

           (2) determining any additional "discretionary" amount that should be paid to each officer, and

           (3) ensuring on a Company-wide basis, that the aggregate of all bonuses paid to eligible officers does not exceed the incentive compensation pool amount.

       - Individual performance is based on attainment of goals set at the beginning of the year. Generally, the goals of officers in the Company are tied to their respective divisions' results, including generation of income (for the lending divisions) and client service levels (for the support divisions).

2000 MARKET SURVEYS

    -  EXECUTIVE OFFICERS

       - An independent compensation consultant (iQuantic Inc.) completed a review of the Company's executive compensation in July 2000. In reviewing the 2000 base salary program, the compensation consultant reviewed compensation data from various data sources covering the financial services industry. Included among the data sources were the "2000 Executive Compensation Database--Financial Service Industry, 2000 U.S. Commercial Banks Report" from Towers Perrin, the "2000 McLagan Partners, Inc. Compensation Survey", and the "2000 Radford Executive Compensation Report." The competitive market data was updated to reflect projected December, 31 2000 compensation levels, assuming a 5.6% annualized increase for base salary (as reported in the "1999/2000 ACA Salary Budget Survey"). The compensation consultant "matched" specific Bank officers as closely as possible with officers from the data sources with similar functional responsibilities. Also, where possible, the compensation consultant "matched" Bank officers with their counterparts in institutions of similar asset size (as the Bank) and institutions located in the same geographic area as the Bank's. The compensation consultant concluded that the annual base compensation for executive officers Kellogg, Verissimo and Wilcox was significantly below that for related positions included in the surveyed job descriptions. Based on this information, base salaries for these individuals were increased to $275,000, $225,000, and $350,000, respectively, effective July 1, 2000.

    -  CHIEF EXECUTIVE OFFICER OF THE COMPANY


       - The July 2000 compensation consultant review (described above in "2000 Market Surveys--Executive Officers") included data on chief executive officer compensation. The compensation consultant concluded that Mr. Dean's target cash compensation for 2000 was competitive with that of chief executive officers included in the competitive market data.

INCENTIVE COMPENSATION PAID BASED ON 2000 COMPANY PERFORMANCE

    -  ACTUAL INCENTIVE COMPENSATION PAYMENTS

       - EXECUTIVE OFFICERS. In allocating the incentive compensation pool among eligible officers in the Company, the Committee reviewed the Company's consolidated EVA-Registered Trademark- results, as well as actual performance for such officers in 2000. As to Messrs. Baldwin, Kellogg, and Verissimo, the Committee reviewed their respective divisions' financial performance, as well as other significant contributions made by their divisions (such as development of new financial products, implementation of risk management programs, or expansion into other geographic regions). In regard to setting
          Mr. Wilcox's cash incentive amount, the Committee considered the Bank's strong financial performance in 2000 (exceeding target goals set in the first quarter of 2000).

       - CHIEF EXECUTIVE OFFICER OF THE COMPANY. In determining Mr. Dean's 2000 cash incentive compensation, the Committee reviewed his actual performance in 2000 in comparison to his performance plan set in the first quarter of 2000. The Committee reviewed the Company's strong financial performance in 2000 (exceeding target goals set in the first quarter of 2000), in setting Mr. Dean's incentive compensation.

    -  RETENTION PROGRAMS

       - EXECUTIVE OFFICERS. In addition to cash incentive payments made to executive officers for 2000 performance, in the first quarter of 2001, the Company allocated interests in the Company's 2001 retention program to certain executive officers. Under the 2001 retention program, the Company allocates interests in future distributions from funds managed by Company affiliates, as well as the Company's investments in selected venture capital funds, and in warrant income the Company realizes from the exercise and sale of all warrants taken in 2000. Specifically, the 2001 retention program allocates interests in distributions from 20% of the selected commitments under the Company's venture capital investment program ($2,000,000 in the aggregate), 20% of the Company's limited partnership interest in the SVB Strategic Investors Fund (a fund established by the Company comprised of investments in venture capital funds) ($3,000,000 in the aggregate), and 8% of all income the Company realizes from the exercise and sale of warrants taken in 2000. In short, the interests to be allocated are derived from 20% of the distributions received by the Company in selected venture capital fund investments and the Company's investment in the SVB Strategic Investors Fund, and 8% of income realized from warrants taken in 2000. Under this program, the Company granted executive officers the following interests:
          Mr. Wilcox, a $225,000 interest; Mr. Kellogg, a $150,000 interest;
          Mr. Verissimo, an $80,000 interest; and Mr. Baldwin, a $60,000 interest.

           The executive officers' interests are not in the underlying funds themselves, but rather, in future distributions to the Company from such funds. The Company's original investment in the subject funds (the distributions from which the executive officers have an interest) generally have been made in the last couple of years. Accordingly, and given historical data (for example, where distributions from the venture capital funds typically are made in the fifth to tenth years after origination of the funds), the Committee views the retention program as a long-term retention program for executives. The 2001 retention program is the fourth such annual retention program for the Company, where the underlying benefits are tied to performance of venture capital funds and portfolio companies. Together with other compensation benefits that vest over a stated period of time (such as Company stock options), the Committee believes the retention programs serve to retain key executives, while at the same time serve to provide some diversification to executives' investment portfolios.

       - CHIEF EXECUTIVE OFFICER OF THE COMPANY. In the first quarter of 2001, the Company allocated to Mr. Dean a $225,000 interest in the Company's 2001 retention program described above.

    -  EMPLOYEE STOCK OWNERSHIP PLAN

       - The Company also made payments to employees under its employee retirement plans, including to executive officers. See discussion in "Retirement Plans" below regarding payments to executives under the Company's qualified defined contribution plans.

TAX CONSEQUENCES

    To the extent determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The Committee will consider various alternatives to preserving the deductibility of compensation payments (in particular, pursuant to Section 162(m) of the Internal Revenue Code) to the extent reasonably practicable and to the extent consistent with its other compensation objectives. The Committee adopted limitations on the number of shares that may be subject to awards granted under the 1997 Equity Incentive Plan during any one calendar year to an individual so that compensation derived from stock options granted under such plans would qualify as "performance-based" compensation within the meaning of Section 162(m) and would therefore be deductible by the Company without regard to the $1 million limitation.

                              EXECUTIVE COMMITTEE
                           DANIEL J. KELLEHER, CHAIR
                              JAMES F. BURNS, JR.
                                  JOHN C. DEAN
                                JAMES R. PORTER
                               KENNETH P. WILCOX

EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 2000, the Executive Committee performed all compensation functions of the Board of Directors, including administration of the Company's stock-based employee benefit plans. (See discussion below under "Board Committees and Meeting Attendance" for additional information on the Executive Committee.) The Executive Committee is currently chaired by Mr. Daniel J. Kelleher, with Directors Burns, Dean, Porter, and Wilcox serving as members. With the exception of Mr. Dean and Mr. Wilcox, none of the aforementioned persons has ever been an officer or employee of the Company or the Bank. Mr. Dean and Mr. Wilcox refrain from participating in any Committee discussions related to their respective performance or compensation.

                    RETURN TO STOCKHOLDERS PERFORMANCE GRAPH

    The following graph compares, for the period from December 31, 1995 through December 31, 2000, the cumulative total stockholder return on the Common Stock of the Company with (i) the cumulative total return of the Standard and Poor's 500 ("S&P 500") market index, (ii) the cumulative total return of the Nasdaq Stock Market-U.S. index, and (iii) the cumulative total return of the Nasdaq Banks index. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future stock price performance.


     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG SILICON VALLEY
      BANCSHARES, THE S&P 500 INDEX, THE NASDAQ STOCK MARKET (U.S.) INDEX
                           AND THE NASDAQ BANK INDEX


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            1995   1996    1997    1998    1999    2000
Silicon Valley Bancshares    100  134.38  234.38  141.93   412.5  576.05
S&P 500                      100  122.96  163.98  210.84  255.22  231.98
Nasdaq Stock Market - U.S.   100  123.04  150.69  212.51  394.92  237.62
Nasdaq Banks                 100  132.04  221.06  219.64  211.14  241.08

        * $100 INVESTED ON 12/31/95 IN STOCK OR INDEX-
        INCLUDING REINVESTMENT OF DIVIDENDS.
        FISCAL YEAR ENDING DECEMBER 31.

                                                                       DECEMBER 31,
                                              ---------------------------------------------------------------
                                                1995       1996       1997       1998       1999       2000
                                              --------   --------   --------   --------   --------   --------
Silicon Valley Bancshares...................   100.00     134.38     234.38     141.93     412.50     576.05
S&P 500.....................................   100.00     122.96     163.98     210.84     255.22     231.98
Nasdaq Stock Market -- U.S..................   100.00     123.04     150.69     212.51     394.92     237.62
Nasdaq Banks................................   100.00     132.04     221.06     219.64     211.14     241.08

                      TABLE 1--SUMMARY COMPENSATION TABLE

    The following table sets forth certain information for each of the last three (3) fiscal years concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company and of the Bank ("Named Officers") (based on salary plus bonus for 2000):

                                                                                     LONG-TERM COMPENSATION
                                                                                     -----------------------
                                                                                             AWARDS
                                                     ANNUAL COMPENSATION             -----------------------
                                           ---------------------------------------   RESTRICTED   SECURITIES
                                                                    OTHER ANNUAL       STOCK      UNDERLYING
                                           SALARY(1)   BONUS(1)   COMPENSATION(2)    AWARDS(3)    OPTIONS(4)
NAME AND PRINCIPAL POSITION       YEAR        ($)        ($)            ($)             ($)          (#)
---------------------------     --------   ---------   --------   ----------------   ----------   ----------
L. BLAKE BALDWIN                  2000     $182,500    $125,000       $     --        $ 50,532      10,000
  Manager of Bank's               1999     $157,500    $170,000       $     --        $     --      25,000
  Organizational and Cultural     1998     $145,000    $     --       $     --        $     --          --
  Development Group

JOHN C. DEAN                      2000     $400,008    $325,000       $     --        $     --          --
  President and Chief
    Executive                     1999     $374,997    $345,000       $     --        $125,620          --
  Officer of the Company          1998     $349,992    $     --       $     --        $     --          --

HARRY W. KELLOGG, JR.             2000     $262,503    $250,000       $     --        $137,190      12,500
  Manager of Bank's Strategic     1999     $202,500    $225,000       $     --        $     --      30,000
  Initiatives Group               1998     $170,000    $     --       $     --        $     --          --

MARC J. VERISSIMO                 2000     $202,500    $150,000       $ 12,500        $ 67,376      20,000
  Manager of Risk Management      1999     $157,500    $170,000       $     --        $     --      20,000
  Group                           1998     $145,000    $     --       $     --        $     --          --

KENNETH P. WILCOX                 2000     $325,000    $325,000       $ 44,750        $274,380      15,000
  President and Chief
    Executive                     1999     $215,002    $285,000       $ 47,750        $     --      30,000
  Officer of the Bank             1998     $170,000    $     --       $135,052        $     --          --

                                  LONG-TERM COMPENSATION
                                ---------------------------
                                          PAYOUTS
                                ---------------------------

                                  LTIP        ALL OTHER
                                PAYOUTS    COMPENSATION(5)
NAME AND PRINCIPAL POSITION       ($)            ($)
---------------------------     --------   ----------------
L. BLAKE BALDWIN                    --        $  403,441
  Manager of Bank's                 --        $   44,442
  Organizational and Cultural       --        $   11,000
  Development Group
JOHN C. DEAN                        --        $1,551,879
  President and Chief
    Executive                       --        $   98,764
  Officer of the Company            --        $   19,292
HARRY W. KELLOGG, JR.               --        $  732,084
  Manager of Bank's Strategic       --        $   58,266
  Initiatives Group                 --        $   13,631
MARC J. VERISSIMO                   --        $  403,441
  Manager of Risk Management        --        $   43,281
  Group                             --        $   10,529
KENNETH P. WILCOX                             $  770,087
  President and Chief
    Executive                       --        $   58,555
  Officer of the Bank               --        $   13,534


------------------------------

(1)  Includes amounts deferred at the election of the executive officer.

(2) Amounts in this column represent (a) relocation costs incurred by the executive officer and reimbursed by the Bank, as well as (b) premiums for supplemental long-term disability coverage provided by the Bank. Amounts for the years shown are not reflected if the total value of perquisites paid to the executive officer during a fiscal year did not exceed, in the aggregate, the lesser of $50,000 or 10% of the individual's salary plus bonus in the subject year. Amount reflected for Mr. Wilcox in 1998 represents relocation costs in the amount of $84,302, as well as $50,750 for uncharged interest by the Company in connection with two interest-free relocation loans made by the Company to Mr. Wilcox (see discussion in "Certain Relations and Related Transactions"). Amounts reflected for Mr. Wilcox in 1999 and 2000 represents $47,750 and $44,750, respectively, for uncharged interest by the Company in connection with such loans. Amount reflected for Mr. Verissimo in 2000 represents $12,500 for uncharged interest by the Company in connection with an interest-free loan by the Company (see discussion in "Certain Relations and Related Transactions"). The uncharged interest for Mr. Wilcox and Mr. Verissimo's loans was calculated by assuming an interest rate of 6.00%.


(3) As of December 31, 2000 the following officers held unvested restricted shares of the Company's Common Stock: Mr. Baldwin held 7,500 unvested restricted shares (1,500 granted on October 19, 2000, which will cliff vest on October 19, 2003; and 6,000 granted on April 18, 1996, which will vest on April 17, 2001). Mr. Kellogg held 5,000 unvested restricted shares (2,500 granted on April 20, 2000, which will vest in increments of 20%, 30% and 50% on April 20, 2002, 2003 and 2004, respectively; and 2,500 granted on October 18, 2000, which will cliff vest on October 18, 2003). Mr. Verissimo held 8,000 unvested restricted shares (2,000 granted on October 19, 2000, which will cliff vest on October 19, 2003; and 6,000 granted on April 18, 1996, which will cliff vest on April 17, 2001). Mr. Wilcox held 10,000 unvested restricted shares (5,000 granted on April 20, 2000, which will vest in increments of 20%, 30% and 50% on April 20, 2002, 2003 and 2004,
    respectively; and 5,000 granted on October 18, 2000, which will cliff vest on October 18, 2003). The market value of the unvested restricted shares of Messrs. Baldwin, Kellogg, Verissimo and Wilcox are $259,223, $172,815, $276,504 and $345,630, respectively, based on the $34.563 per share closing price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/National Market on December 29, 2000, the last trading day of 2000. Holders of restricted stock have rights equivalent to those of other stockholders, including voting rights and rights to dividends. All unvested restricted shares are subject to earlier termination on a "Covered Termination" following a "Change in Control" (as defined). See "Termination Agreements" below.


(4) The numbers in this column reflect shares of Common Stock underlying options. The numbers have been adjusted to reflect shares following two-for-one stock splits (effected in May 1998 and May 2000). No Stock Appreciation Rights ("SARs") were awarded during the years 1998 through 2000.

(5) The significant component of the amounts in this column are distributions (from grants made in prior years) received under the Company's retention plans. The only other component of the amounts in this column are employer contributions to the Bank's combined 401(k) and Employee Stock Ownership Plan, and Money Purchase Pension Plan (see discussion under "Retirement Plans"). Under the 1998 and 1999 retention plans, the Company granted to executives, interests in the venture capital investment program (under which the Company invests in venture capital funds for its own account). Interests are not in the venture capital funds themselves, but rather, in future distributions from such funds. The 2000 retention plan includes not only interests in the Company's venture capital investments, but also in the Company's direct equity investments and warrant income realized on warrants taken in 1999. The 2001 retention plan includes not only interests in the Company's venture capital investments, but also in the Company's investment in the SVB Strategic Investors Fund and warrant income realized on warrants taken in 2000. The distributions during a given year are from grants made in one or more prior years and, specifically, are not from grants made in the current given year.

    The following charts breakdown the amounts in this column, and also shows the allocations made under the retention plans during each of the following years:

                                      2000

                                                     DISTRIBUTIONS
                                                    RECEIVED UNDER      JANUARY 2001 ALLOCATION
                                                  1998, 1999 AND 2000     OF INTEREST IN 2001     CONTRIBUTION TO
OFFICER                                             RETENTION PLANS         RETENTION PLAN        RETIREMENT PLANS
-------                                           -------------------   -----------------------   ----------------
Baldwin.........................................      $  376,941               $ 60,000               $26,500
Dean............................................      $1,525,379               $225,000               $26,500
Kellogg.........................................      $  705,584               $150,000               $26,500
Verissimo.......................................      $  376,941               $ 80,000               $26,500
Wilcox..........................................      $  743,587               $225,000               $26,500

                                      1999

                                                     DISTRIBUTIONS
                                                  RECEIVED UNDER 1998   JANUARY 2000 ALLOCATION
                                                  AND 1999 RETENTION      OF INTEREST IN 2000     CONTRIBUTION TO
OFFICER                                                  PLANS              RETENTION PLAN        RETIREMENT PLANS
-------                                           -------------------   -----------------------   ----------------
Baldwin.........................................        $20,829                $ 90,000               $23,613
Dean............................................        $73,764                $265,000               $25,000
Kellogg.........................................        $33,266                $135,000               $25,000
Verissimo.......................................        $20,829                $ 90,000               $22,452
Wilcox..........................................        $33,555                $155,000               $25,000

                                      1998

                                                     DISTRIBUTIONS      JANUARY 1999 ALLOCATION
                                                  RECEIVED UNDER 1998     OF INTEREST IN 1999     CONTRIBUTIONS TO
OFFICER                                             RETENTION PLAN          RETENTION PLAN        RETIREMENT PLANS
-------                                           -------------------   -----------------------   ----------------
Baldwin.........................................        $ 3,087                $ 60,000                $7,913
Dean............................................        $10,292                $275,000                $9,000
Kellogg.........................................        $ 4,631                $125,000                $9,000
Verissimo.......................................        $ 3,087                $ 60,000                $7,442
Wilcox..........................................        $ 4,631                $130,000                $8,903

    For example, the $10,292 amount for Mr. Dean in the 1998 Chart under the heading "Distributions Received under 1998 Retention Plan" includes distributions received under the Company's 1998 Retention Plan. Also, in the same chart (for 1998), under the heading "January 1999 Allocation of Interest in 1999 Retention Plan," the $275,000 amount refers to Mr. Dean's interest in the venture capital investment program, which represents a 17.3% interest in the $1,590,000 pool of venture capital investments earmarked for the Company's officers. Finally, in this chart, under the heading "Contributions to Retirement Plans", the $9,000 amount for Mr. Dean reflects employer contributions (on
Mr. Dean's behalf) to the Retirement Plans. Amounts reflected in the first and third columns in this 1998 chart are included in the amount shown in "All Other Compensation" in the Summary Compensation Table.

                  TABLE 2 -- OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information concerning the grant of options to purchase the Company's Common Stock to the Named Officers during 2000:

                           INDIVIDUAL GRANTS IN 2000


                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                              NUMBER OF        PERCENT OF                               ANNUAL RATES OF STOCK
                              SECURITIES     TOTAL OPTIONS                             PRICE APPRECIATION FOR
                              UNDERLYING       GRANTED TO     EXERCISE                     OPTION TERM(3)
                               OPTIONS        EMPLOYEES IN      PRICE     EXPIRATION   -----------------------
NAME                        GRANTED (#)(1)   FISCAL YEAR(2)   ($/SHARE)      DATE        5% ($)      10% ($)
----                        --------------   --------------   ---------   ----------   ----------   ----------
L. Blake Baldwin..........      10,000           .4883%        $23.688     4/20/10      $148,973     $377,526
John C. Dean..............           0            0.00%        $    --       --         $     --     $     --
Harry W. Kellogg, Jr......      12,500           .6103%        $25.188    10/18/10      $198,007     $501,790
Marc J. Verissimo.........      20,000           .9765%        $23.688     4/20/10      $297,945     $755,051
Kenneth P. Wilcox.........      15,000           .7324%        $26.188    10/18/10      $247,042     $626,054


------------------------

(1) Consists entirely of options granted pursuant to the Company's 1997 Equity Incentive Plan (the "Plan"). The Plan provides for administration of the
    Plan by the Board of Directors of the Company, or by a committee thereof to which the Board of Directors has delegated authority to administer the Plan (the "Administrator"). The Administrator designates the persons to be granted options, the type of option, the number of underlying shares, the exercise price, the date of grant and the date options become exercisable. These options were granted at 100% of the fair market value of the Company's Common Stock on the date of grant. The option grants vest ratably over four years and expire ten years from the date of grant. Upon a "Change in Control" of the Company or the Bank, the options will become fully exercisable. See "Termination Agreements" below. In October 1997, the Board of Directors voted to permit assignability of non-qualified stock options granted under the Plan to immediate family members, family trusts, and similar entities. Any options so assigned will continue to be reported in this table and in the option exercises table (see "Table 3" below) as if still held by the Named Officer.


(2) Based on options to purchase an aggregate of 2,069,100 shares of the Company's Common Stock granted to certain employees during 2000 under the
    1997 Equity Incentive Plan.


(3) Represents the potential net realizable dollar value of the option grants, i.e., the market price of the underlying shares (adjusted for the assumed annual stock appreciation rates of 5% and 10%, respectively, with the assumed rates compounded annually over the ten-year term of the options), minus the aggregate exercise price of the options. The stock price appreciation rates are mandated by rules of the Securities and Exchange Commission ("SEC") rules and do not represent the Company's estimate of future stock prices.

          TABLE 3--AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES(1)

    The following table sets forth information concerning the exercise of options during 2000 and the options held at 2000 fiscal year-end by Named
Officers:


                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                 SHARES                     OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END(3)
                               ACQUIRED ON      VALUE                  (#)                            ($)
                                EXERCISE     REALIZED(2)   ----------------------------   ---------------------------
NAME                               (#)           ($)       EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   -----------   ------------   -------------   -----------   -------------
L. Blake Baldwin.............     14,000     $  561,000       42,250         53,750       $1,107,424     $1,247,044
John C. Dean.................         --     $       --       75,000         25,000       $1,973,475     $  657,825
Harry W. Kellogg, Jr.........     90,000     $2,016,000       52,500         50,000       $1,376,273     $1,088,445
Marc. J. Verissimo...........     50,000     $1,667,267       50,000         60,000       $1,312,210     $1,259,700
Kenneth P. Wilcox............         --     $       --       91,500         57,500       $2,504,480     $1,228,448


------------------------

(1) Consists entirely of stock options. No stock appreciation rights ("SARs") have been awarded to date. In October 1997, the Board of Directors voted to permit assignability of vested non-qualified stock options granted under the 1997 Equity Incentive Plan to immediate family members, family trusts and similar entities. Any options so assigned will continue to be reported in this table as if still held by the Named Officer, and exercises by or on behalf of such assignees are also reflected as exercises by the Named Officer.

(2) Represents the market price of the underlying securities on the date of the option exercise, minus the exercise price.

(3) Represents the market value of the underlying securities at 2000 fiscal year-end, based on the $34.563 per share closing market price of the
    Company's Common Stock on the National Association of Securities Dealers Automated Quotation/ National Market on December 29, 2000, the last trading day of 2000, less the exercise price.

RETIREMENT PLANS

    The Bank has two defined contribution plans: (1) the Silicon Valley Bank 401(k) and Employee Stock Ownership Plan (the "401(k)" and "ESOP") (a qualified profit sharing plan under the Internal Revenue Code [the "IRC"]) and (2) the Silicon Valley Bank Money Purchase Pension Plan (the "MPP") (a qualified money purchase pension plan under the IRC). The Company matches 100% of employee-deferred salary contributions to the 401(k), up to a maximum contribution of $1,000 per year per employee. The Company makes contributions to the ESOP and MPP using a compensation-based formula (subject to certain limitations on compensation under the IRC). ESOP contributions are discretionary based on the profitability of the Company, are invested primarily in the Company's Common Stock and may not exceed 10% of eligible employees' base compensation. In 2000, the ESOP contribution was 10% of eligible compensation as a result of the Company's surpassing its stretch performance goal. MPP contributions are guaranteed at 5% of eligible compensation and are invested at the participant's direction.

                            TERMINATION ARRANGEMENTS

    The Bank adopted a Change in Control Severance Benefits Policy ("Change in Control Policy") on August 12, 2000 for employees, including Named Officers Baldwin, Dean, Kellogg, Verissimo, and Wilcox. The Change in Control Policy superseded termination agreements then in effect (with those agreements having expired on August 11, 2000). The Change in Control Policy provides for severance pay and continuation of certain benefits if the executive's employment is terminated following a "Change in Control" (defined below). The Change in Control Policy was approved by disinterested members of the Boards of Directors of the Company and the Bank in July 2000 (but effective August 2000 following expiration of the then-operative termination agreements).

    TERMINATION FOLLOWING A CHANGE IN CONTROL. In order for an executive to receive benefits under the Change in Control Policy following a Change in Control, the executive must be terminated involuntarily without cause or constructively terminated within 24 months following the Change in Control (a "Covered Termination"). Also, benefits will be given to executives only following a Change in Control that involves payments to stockholders in excess of two times the then book value of the Company.


    Under the Change in Control Policy, a "Change in Control" means the consummation of any of the following transactions:


        (1) a merger or consolidation of the Company or Bank with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities ("Voting Securities") of the Company or Bank (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Company or Bank, or of such surviving entity, outstanding immediately after such merger or consolidation;

        (2) the filing of a plan of liquidation or dissolution of the Bank or the closing of the sale, lease, exchange or other transfer or disposition by the Company or Bank of all or substantially all of the Bank's assets;

        (3) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (B) a corporation owned directly or indirectly by the shareholders of Company in substantially the same proportions as their beneficial ownership of stock in the Company, or
    (C) Company (with respect to Company's ownership of the stock of the Bank), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 50% or more of the Voting Securities; or

        (4) any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in Bank, or (c) Company (with respect to the Company's ownership of the stock of the Bank) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 25% or more of the Voting Securities of such corporation, and within twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of Company occurs as a result of which sixty percent (60%) or fewer of the directors are Incumbent Directors.

    A constructive termination is deemed to have occurred if the executive resigns in writing following a reduction in the executive's then annual base salary, upon a 15% reduction in the executive's annual compensation (base salary plus bonus), upon a material reduction in the executive's responsibilities, or upon a relocation by more than 50 miles of the principal place at which the executive works.

    Under the Change in Control Policy, the amount of severance benefits payable to an executive whose employment is terminated during the 24 months following a Change in Control is dependent upon the "transaction price multiple" of the then book value of the Company or the Bank. As the transaction price multiple of book value increases above 2.0, the severance benefit (the "Severance Benefit") (represented as a multiple of the executive's annual base salary) increases.

    The percentage payout of the Severance Benefit is on a sliding scale tied to termination date. If the termination date is within 12 months following the Change in Control, then 100% of the Severance Benefit will be paid. However, between 12 months and 24 months following a Change in Control, a declining percentage will be paid, with 75% of the Severance Benefit being payable for terminations 15 months following a Change in Control and 0% being payable for terminations 24 months following a Change in Control. Finally, all outstanding options (representing interests in the Company's Common Stock) will become immediately and fully vested (and may be exercised) upon a Change in Control, and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested, generally (upon a Covered Termination following a Change in Control).

    In linking the amount of termination payments within 24 months following a Change in Control to the transaction price multiple of book value, the Boards of Directors of the Company and the Bank underscored their view that management should be rewarded correspondingly for increased stockholder value. Therefore, the amount of severance payments to executives under the Change in Control Policy increases in direct proportion to increases in value realized through a Change in Control of the Company or the Bank. Conversely, sale of the Company or the Bank for less than 2.0 times book value would result in no cash payout to executives under the Change in Control Policy, although they would still be entitled to acceleration of vesting.

    The severance program approved by the Boards of Directors of the Company and the Bank includes certain non-executive Bank officers as well. The amount of severance benefits payable to officers below the executive level is likewise dependent upon the "transaction price multiple" described above. However, non-executive bank officers receive severance payments for any sale of the Company or Bank for one times book value and above. Under the program for non-executive officers, as the grade level of the officer in the Bank increases, the multiple of the officer's base salary used in determining the severance benefit increases.

    LIMITATION ON SEVERANCE PAYMENTS. To the extent that the severance payments otherwise called for by the Change in Control Policy would trigger "golden parachute" tax treatment pursuant to Section 280(g) and/or Section 4999 of the Internal Revenue Code, the payments will be reduced (including by executive officers electing to make payments to third-party charitable organizations) to the largest amount that the employee determines would result in maximizing the employee's net proceeds (after taking into account the payment of any applicable taxes, including excise taxes).

DEAN CONSULTING AGREEMENT

    Mr. Dean will resign as Chief Executive Officer of the Company, effective April 30, 2001. The Company, the Bank and Mr. Dean have entered into a consulting agreement, effective May 1, 2001, pursuant to which Mr. Dean will serve as a consultant to the Company and the Bank until April 30, 2004. Under the consulting agreement, Mr. Dean will receive $250,000 annually for his services as a consultant. All stock options held by Mr. Dean will continue to be outstanding and vest in accordance with their respective terms until expiration of the consulting term. Also, Mr. Dean will be entitled to continued participation in the Bank's Retention Programs (described above under "Report of the Executive Committee of the Board on Executive Compensation"), provided, among other things, he does not compete with the Company or Bank for three years following the termination of his employment with the Company and the Bank. In addition, following the 2001-2002 director term, and for so long as Mr. Dean remains a member of the Company and Bank Boards of Directors, he will be eligible to receive any Retention Program compensation paid to the Bank and Company's outside directors (described below under "Director Compensation").
Mr. Dean will also be eligible to receive Board chair and Board Committee chair fees, if applicable, following the 2001-2002 director term. Except as noted above, during the Consulting Period, Mr. Dean will not receive any additional compensation for sitting on the Company and the Bank's Boards of Directors that otherwise is payable to outside directors. In developing Mr. Dean's consulting contract, the Company and the Bank engaged an independent compensation consultant (Sibson and Company) to opine on the reasonableness of Mr. Dean's consulting contract compared to contracts of similarly situated resigning executives.

                    BOARD COMMITTEES AND MEETING ATTENDANCE

    The Company and the Bank have Audit and Finance, Executive, and Loan Committees of their respective Boards of Directors. Members as of the Record Date were as follows:

AUDIT AND FINANCE         EXECUTIVE                 LOAN
-----------------         ---------                 ----
James F. Burns, Jr.,      Daniel J. Kelleher,       James R. Porter, Chair
Chair                     Chair                     David M. deWilde
Gary K. Barr              James F. Burns, Jr.       Stephen E. Jackson
Daniel J. Kelleher        John C. Dean
                          James R. Porter
                          Kenneth P. Wilcox

AUDIT AND FINANCE COMMITTEE (JOINT COMPANY/BANK COMMITTEE)  9 meetings in fiscal year 2000

    - Composed of "independent" members as defined by the Nasdaq Stock Market, the listing standard applicable to the Company;

    - Approves the selection and termination of the Company's independent auditors;

    - Reviews the scope and results of the audit plans of the independent auditors;

    - Reviews the adequacy of the Company's internal accounting controls;

    - Oversees the Bank's regulatory compliance;

    - Reviews with management and with the independent auditors, reports filed with banking regulatory agencies and the Securities and Exchange Commission;

    - Evaluates the activities and utilization of the Company's and the Bank's internal audit relationship;

    - Oversees the Bank's investment and funds management policies, which include the following five policies: investment policy, liquidity management policy, interest rate risk management policy, hedging policy, and capital management policy;

    - Reviews and approves the Company's and the Bank's insurance policies; and

    - Oversees management's efforts in ensuring that the Company is complying with accounting standards and with federal and state banking laws.

EXECUTIVE COMMITTEE (SEPARATE COMPANY/BANK COMMITTEES)  15 meetings (Company
                                                        Executive Committee)
                                                        in fiscal year 2000
                                                        10 meetings (Bank
                                                        Executive Committee)
                                                        in fiscal year 2000

    - Works with management in developing long-term strategic plans;

    - Has the authority of the Board between Board meetings, except as otherwise provided by Delaware or California law;

    - Serves as the nominating committee for directors as well as Board and Board committee chairs. (The Executive Committee will consider nominees for director who are recommended by stockholders. Stockholders that wish to submit names of prospective director-nominees for consideration by the Executive Committee should do so in writing to the Secretary of Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, CA 95054.);

    - Works with management in ensuring that the Bank's long-term and short-term compensation programs are competitive and effective in attracting, retaining, and motivating highly-skilled personnel;

    - Reviews and recommends the compensation for the Chief Executive Officer of the Company and the Chief Executive Officer of the Bank (with such Chief Executive Officers refraining from participating in any Committee discussions related to their performance or compensation); and

    - Reviews and approves compensation and administers stock-based employee benefit plans (including approving individual option and stock grants under the 1997 Equity Incentive Plan).

LOAN COMMITTEE (BANK COMMITTEE)                  15 meetings in fiscal year 2000

    - Works with management in seeking to ensure that the Bank maintains and enforces the Bank's credit policy and credit procedures;

    - Works with management in ensuring compliance with lending limit restrictions and with established portfolio constraints and limitations;

    - Works with management in ensuring problem credits are identified on a timely basis;

    - Has lending authority and establishes lending authority levels for Bank committees and respective officer levels in the Bank;

    - Reviews the Bank's community delineations to ensure that they meet the purposes of the Community Reinvestment Act; and

    - Works with management in monitoring the loan portfolio, including reviewing proposed corrective action plans when pre-determined portfolio credit quality levels are reached.

    Actions taken by the above-described Board Committees are reported to the Company or Bank Board of Directors, as appropriate, following the Committee meetings.

    During fiscal year 2000 (ended December 31, 2000), the Company Board of Directors met 11 times: 10 regular meetings and 1 special meeting. During fiscal year 2000 (ended December 31, 2000), the Bank Board of Directors met 10 times: 9 regular meetings and 1 special meeting. All Company directors attended at least 75% of the aggregate of all Company Board meetings and meetings held by Committees of the Company's Board of which they were members.

             REPORT OF THE AUDIT AND FINANCE COMMITTEE OF THE BOARD

    THE REPORT OF THE AUDIT AND FINANCE COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION CONTAINED IN THE REPORT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

    In fulfillment of the SEC's newly adopted requirements for disclosure in proxy materials relating to the functioning of audit committees, the Company's Audit and Finance Committee has prepared the following report for inclusion in this Proxy Statement. The Audit and Finance Committee is governed by a charter which specifies, among other things, the scope of its responsibilities and how those responsibilities are performed. A copy of the charter is included in this Proxy Statement as Appendix A. The Audit and Finance Committee members are "independent" as defined by the Nasdaq Stock Market, the listing standard applicable to the Company.

    The Audit and Finance Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States.

    In this context, the Audit and Finance Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit and Finance Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees"). In addition, the Audit and Finance Committee received from the independent auditors the written disclosures required by Independence Standard No.1 ("Independence Discussions with Audit Committees"), and discussed with the independent auditors, the auditors' independence from the Company and its management.

    In reliance on the reviews and discussions referred to above, the Audit and Finance Committee recommended to the Company's Board of Directors that the audited financials be included in the Company's Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2000, for filing with the SEC.

    This report is included herein at the direction of the members of the Audit and Finance Committee: directors Burns (Chairman), Barr and Kelleher.

                                   AUDIT FEES

    The aggregate fees billed for professional services rendered by KPMG LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $348,217.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2000.

                                 ALL OTHER FEES

    The aggregate fees billed for non-audit services rendered by KPMG LLP, during the Company's fiscal year 2000 totaled $1,291,037, which primarily related to credit review services, and also included tax related services and services related to the Company's stock offering.

                            DIRECTOR COMPENSATION(8)

    In August 1998, the Board approved the director compensation program for outside directors for 1999-2000 service, as well as 2000-2001 service, on the Board. The program provides for a grant to each outside director of options to purchase 12,000 shares of the Company's Common Stock (made on August 4, 1998 at an exercise price of $30.063 per share), with the first 6,000 shares subject to the option scheduled to vest on the date immediately following the Company's 1999 Annual Meeting (subject to the director's re-election to the Board) and the remaining 6,000 shares subject to the option scheduled to vest on the date immediately following the Company's 2000 Annual Meeting (subject to the director's re-election to the Board). On September 17, 1998, outside director Jackson, who was appointed to the Board in August 1998, was granted an option to purchase 12,000 shares (and on such terms, including exercise price) as granted to the other directors the previous month.

    In January 1999, the Board approved a grant to each outside director, except for Mr. Jackson, of options to purchase 2,000 shares of the Company's Common Stock (made on January 21,1999 at an

------------------------

(8) The share numbers in this section have been adjusted to reflect the two-for-one stock splits of the Company's shares in May 1998 and in May
    2000.

exercise price of $17.875 a share), with the shares scheduled to vest immediately following the Company's 1999 Annual Meeting (subject to the director's re-election to the Board). Mr. Jackson was granted options to purchase 3,000 shares with the same terms as those described immediately above. The Board believed that Mr. Jackson should be awarded the additional options to compensate for the exercise price of the options to purchase 12,000 shares granted in September 1998 (as described above) being set at a higher price than the then market price of the Company's stock, to keep Mr. Jackson's grant consistent with the 1999-2000 compensation program.

    In January 2000, the Board approved an amendment to the director compensation program for outside directors for 2000-2001 service on the Board. The program provides each director with two alternatives for compensation for 2000-2001 service. Under the first alternative, the director may choose to retain the 6,000 options which will vest on the date immediately following the Company's April 2000 Annual Meeting. Under the second alternative, the director may choose that one-half of the options vesting in 2000 (e.g., 3,000 options) be cancelled, and in exchange for the cancelled options, the director receives a $16,500 interest in the Company's 2000 Director Compensation Program (which is part of the 2000 Retention Program pool described above under "Report of the Executive Committee of the Board on Executive Compensation"). Directors Barr and Porter chose the first alternative, while Directors Burns, deWilde, Jackson and Kelleher chose the second alternative.

    In October 2000, the Board approved the director compensation program for outside directors for 2001-2002 service, as well as 2002-2003 service, on the Board. The program provides each director with two alternatives for compensation for 2001-2002 and 2002-2003 service. Under the first alternative, the director may choose to receive a grant of options to purchase 5,500 shares of the Company's Common Stock (made on October 19, 2000 at an exercise price of $33.688 a share) with one-half of the shares (e.g., 2,750 shares) subject to the option scheduled to vest on the date immediately following the Company's 2001 Annual Meeting (subject to the director's re-election to the Board) and the remaining one-half of the shares subject to the option scheduled to vest on the date immediately following the Company's 2002 Annual Meeting (subject to the director's re-election to the Board). Under the second alternative, the director may choose to receive a grant of options to purchase 2,750 shares of the Company's Common Stock (and on such terms, including exercise price and the two-year vesting period, as described above) and a $20,000 interest in the Company's 2001 Director Compensation Program (which is part of the 2001 Retention Program pool described above under "Report of the Executive Committee of the Board on Executive Compensation"). Each director chose the second alternative. If elected to the Board at the 2001 Annual Meeting of Stockholders in April 2001, outside director nominees Hart and Rodeno will be eligible to participate in the director compensation program for 2001-2002 and 2002-2003 service as described above.

    Clarence J. Ferrari, Jr. Esq., a former director, served as an advisory director to the Board during the 2000-2001 term. In addition, Messrs. Dunbar and Hart began serving as advisory directors to the Board in January 2001 and Ms. Rodeno in February 2001. In recognition of their advisory roles, the Company paid Messrs. Ferrari, Dunbar and Hart and Ms. Rodeno $2,500 per meeting attended during the 2000-2001 term.

    Additionally, outside directors are reimbursed for travel expenses. For 1999-2000 service, the Chair of the Board (who also serves as the Chair of the Executive Committee) received an annual fee of $15,000. The Chairs of the respective Board committees each received an annual fee of $7,500. For 2000-2001 service, the Chair of the Board (who also serves as the Chair of the Executive Committee) had the option of receiving an annual fee of $15,000 (cash) or a $15,000 interest in the Company's 2000 Directors Compensation Program (as described above). Director Kelleher, as Chair of the Executive Committee, chose to receive the $15,000 interest in the Directors Compensation Program. Additionally, other Board Committee Chairs had the option of receiving an annual fee of $7,500 (cash) or a $7,500 interest in the 2000 Directors Compensation Program. Director Porter, Director Burns and Director Barr, as Chairs of the Directors' Loan Committee, the Audit and Finance Committee and the former Regulatory Compliance Committee, respectively, each opted for the $7,500 interest in the 2000 Directors Compensation Program.

For 2001-2002 service, the Chair of the Executive Committee has the option of receiving an annual fee of $15,000 (cash) or a $15,000 interest in the Company's 2001 Directors Compensation Program (as described above). Additionally, other Board Committee Chairs have the option of receiving an annual fee of $7,500
(cash) or a $7,500 interest in the 2001 Directors Compensation Program. Subject to their re-election to the Board, Director Kelleher, as Chair of the Executive Committee, Director Burns (Chair of the Audit and Finance Committee) and Director Porter (Chair of the Directors Loan Committee) have chosen to receive compensation under the 2001 Directors Compensation Program.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

    Information concerning each person known by the Company to own more than 5% of the outstanding Common Stock of the Company (as of the Record Date) follows. The Company knows of no persons other than those entities described below who beneficially own more than 5% of the outstanding Common Stock of the Company.

                                                                  SHARES
                                                            BENEFICIALLY OWNED
                                                          ----------------------
                                                            NUMBER      PERCENT
NAME OF BENEFICIAL OWNER                                   OF SHARES    OF TOTAL
------------------------                                  -----------   --------
Entities affiliated with Franklin Resources, Inc........  4,797,111(1)    9.8%
  777 Mariners Island Boulevard
  San Mateo, CA 94404

FMR Corp................................................  4,130,024(2)    8.4%
  82 Devonshire Street
  Boston, Massachusetts 02109

Reich and Tang Asset Management LP......................  2,618,835(3)    5.4%
  600 Fifth Avenue
  New York, New York 100020

------------------------

(1) The number of shares in this table and the information in this footnote have been derived from the Schedule 13G dated as of February 9, 2001 filed with the Securities and Exchange Commission ("SEC") by Franklin
    Resources, Inc. ("FRI"), a parent holding company; Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of FRI (collectively, the "Principal Shareholders"); and Franklin Advisers, Inc. ("FAI"), an investment adviser and subsidiary of FRI. Franklin Management, Inc. ("FMI") is a subsidiary of FRI. The shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are advised by direct and indirect investment subsidiaries of FRI. The advisory contracts grant to the adviser subsidiaries all investment and/or voting power over the securities owned by such advisory clients. FAI has the sole dispositive and voting power with respect to 4,603,200 shares. FMI has the sole power to dispose or direct the disposition of 193,911 shares, but has no power to vote or direct the vote of any shares. The Principal Shareholders each own in excess of 10% of the outstanding Common Stock of FRI. With respect to securities owned by FAI and FMI, their clients have the right to receive dividends paid with respect to, as well as the proceeds from the sale of, such securities.

(2) The number of shares in this table and the information in this footnote have been derived from the Schedule 13G dated as of February 14, 2001 filed with the SEC by FMR Corp., a parent holding company. Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,346,400 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 1,346,400 shares owned by such funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of shares owned directly by the Fidelity funds, which power resides with the funds' boards of trustees. Fidelity carries out the voting of such shares under written guidelines established by the funds' boards of trustees. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 2,185,344 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 2,185,344 shares, sole power to vote or direct the voting of 1,824,844 shares and no power to vote or direct the voting of 360,500 shares of owned by institutional account(s), as described above. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12% and Abigail Johnson owns 24.5% of the aggregate voting stock of FMR Corp. Mr. Johnson 3d is the Chairman of FMR Corp. and Abigail Johnson is a director of FMR Corp. The Johnson family group and all other Class B shareholders of FMR Corp. have entered into a shareholders' voting agreement under which all such Class B shares will be voted in accordance with the majority of such Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Fidelity International Limited, a Bermudan joint stock company and an investment adviser to various investment companies and certain institutional investors, is the beneficial owner of 598,280 shares, with the sole power to vote and dispose of such shares.

(3) The number of shares in this table and the information in this footnote have been derived from the Schedule 13G dated as of February 15, 2001 filed with the SEC by Reich and Tang Asset Management L.P. ("Reich and Tang"), an investment adviser. Reich and Tang has shared dispositive and voting power with respect to 2,618,835 shares. Reich and Tang disclaims beneficial ownership interest in 245,000 shares which are owned or controlled by H. Axel Schupf, a Managing Director of the H.A. Schupf & Co. division of Reich and Tang. The shares beneficially owned by Reich and Tang were purchased on behalf of certain accounts for which Reich and Tang provides investment advice on a fully discretionary basis. Reich and Tang has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. No individual client has an interest that relates to more than five percent of the class.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


    The Company believes that, during fiscal year 2000, its officers (as defined in the rules under Section 16 of the Exchange Act) and directors have complied with all Section 16(a) filing requirements in a timely manner, except that there was a late filing due to an administrative error in determining the transaction dates involving the sale of shares by Mr. Jackson, a late filing due to an administrative error in connection with the disposition of shares to pay for taxes associated with restricted stock vesting for Mr. Lutes, and an administrative error in reporting the disposition of shares for Mr. Kelleher. In addition, there was an amendment to an initial filing for Mr. Jackson to report the ownership of Company Common Stock in an Individual Retirement Account. The Company is not aware of any 10% stockholders.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Board of Directors of the Bank adopted a policy in November 2000 to permit loans to be made to directors or to a company owned or controlled by a director ("Director Loans"). The policy authorizes the Executive Committee of the Board, along with the Chief Credit Officer, to approve Director Loans. Under the policy, an outside credit review firm will be responsible for grading a Director Loan throughout its term. If the credit review firm classifies a Director Loan as "Special Mention" (as defined in the Bank's existing loan policy), such director is required to discuss the director's plans to bring the loan back to "pass" status with the Executive Committee within thirty days of the downgrade of the loan. The policy further provides that if a Director Loan is classified as "Substandard" (as defined in the Bank's existing loan policy) by the outside credit review firm, such director will have thirty days (with the Executive Committee having the authority to give the director up to sixty days) to upgrade the loan to "pass" status or resign from the Board. The Company believes that all extensions of credit included in such transactions will be made in compliance with applicable laws and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bank, will not involve more than a normal risk of collectibility or default or present any other unfavorable features.

    In December 1997 and in conjunction with Mr. Wilcox's promotion to Chief Banking Officer (and corresponding relocation from Massachusetts to California), the Company agreed to make two interest-free relocation loans to Mr. Wilcox. The first loan in the amount of $250,000 (funded in December 1997) is payable in five annual installments, with the final $50,000 installment due on December 1, 2002. The second loan in the amount of $600,000 (funded in January 1998) is due in full on December 1, 2002. Both loans are secured by a lien on Mr. Wilcox's principal residence in California. The largest principal amount outstanding during 2000 was $750,000 and the principal amount outstanding on December 31, 2000 was $700,000.

    Also, in conjunction with Mr. Wilcox's promotion and pursuant to a separate agreement (separate from the above-described loan documents), the Bank has agreed to pay Mr. Wilcox a guaranteed $50,000 annual bonus for the next five years (subject to his continued employment by the Bank), with the first such bonus paid in December 1998 and the final bonus payable in December 2002.

    In June 1998 and in conjunction with Mr. Lutes' promotion to Chief Financial Officer, the Company made a loan in the amount of $75,000 to Mr. Lutes. The loan accrues interest at the rate of 5.50% per annum and is payable in three equal annual installments, with the final $25,000 installment due on March 1, 2001. The loan is unsecured. The largest principal amount outstanding during 2000 was $50,000 and the principal amount outstanding on December 31, 2000 was $25,000.

    In August 2000, the Company made an interest-free loan in the amount of $500,000 to Mr. Verissimo to assist in the purchase of his primary residence. The loan (funded in August 2000) is payable in full on March 1, 2006. The loan is unsecured. The largest principal amount outstanding during 2000 (and the principal amount outstanding on December 31, 2000) was $500,000.


    Also, in conjunction with Mr. Verissimo's loan and pursuant to a separate agreement (separate from the above-described loan documents), the Bank has agreed to pay Mr. Verissimo a guaranteed $15,750 annual bonus for the next five years (subject to his continued employment by the Bank) to cover taxes on the imputed interest on the loan, with the first such bonus paid in April 2001 and the final bonus payable in April 2006.


    See also "Compensation Committee Interlocks and Insider Participation."

                                 PROPOSAL NO. 2
   APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
                 INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
                         FROM 60,000,000 TO 150,000,000

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
               THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

INTRODUCTION


    The stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation to increase from 60,000,000 to 150,000,000 the number of shares of the Company's Common Stock. The Company's Certificate of Incorporation currently authorizes the Company to issue up to 60,000,000 shares of Common Stock, $.001 par value per share. A copy of the current Certificate of Incorporation is included in this Proxy Statement as Appendix B. In
February 2001, the Board of Directors approved an amendment to increase the authorized number of the Company's Common Stock from 60,000,000 to 150,000,000 and to submit the proposed amendment to the stockholders for approval.

    As of February 20, 2001, the Company had 49,336,142 shares of Common Stock issued and outstanding. Further, a total of 8,084,529 shares were reserved or available under the Company's 1997 Equity Incentive Plan, Employee Stock Purchase Plan and Retirement Plans.


VOTE REQUIRED

    At the Annual Meeting, stockholders are requested in this Proposal Two to approve the amendment to the Certificate of Incorporation. The affirmative vote of the Votes Cast on this proposal will be required to approve the amendment. For purposes of this vote, abstention and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote "FOR" approval of the amendment to Certificate of Incorporation.

PURPOSE AND EFFECT

    The Board of Directors believes that it is advisable to have additional authorized shares of Common Stock available to ensure that there is a sufficient number of authorized shares of Common Stock for possible future stock splits and stock dividends. The current number of shares authorized by the Company's Certificate of Incorporation and available for issuance by the Company would be insufficient to permit the Board of Directors to approve a 2-for-1 stock split in the form of a stock dividend. Although the Company is not currently contemplating a stock split or stock dividend, the proposed amendment would provide the Board with the necessary flexibility to take such actions in the future. The Board of Directors also believes that the availability of additional authorized but unissued shares of Common Stock will provide the Company with the flexibility to issue Common Stock for other proper corporate purposes that may be identified in the future. Such future activities may include, without limitation, public or private offerings of Common Stock or securities convertible into Common Stock, reserving additional shares for issuance under employee benefit plans, and equity-based acquisitions. The Board of Directors has no immediate plans, intentions, or commitments to issue additional shares of Common Stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company.

    If the proposed amendment to the Certificate of Incorporation is adopted, the newly authorized shares would be unreserved and available for issuance by the Company without further stockholder action, unless such action is otherwise required by Delaware law or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted.

    All of the additional shares resulting from the proposed increase in the Company's authorized Common Stock would be of the same class, with the same dividend, voting and liquidation rights, as the shares of Common Stock presently outstanding. In addition, the issuance of additional shares of Common Stock could dilute the voting rights, equity and earnings per share of existing stockholders.

    The proposed increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desired to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, or proxy contest opposed by the Company. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as an anti-takeover measure.

    If approved by the stockholders, this amendment will become effective upon filing of an appropriate Restated Certificate of Incorporation with the Delaware Secretary of State.

                                 PROPOSAL NO. 3
           APPROVAL OF THE AMENDMENT TO THE SILICON VALLEY BANCSHARES
                           1997 EQUITY INCENTIVE PLAN

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                  AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN

INTRODUCTION


    The stockholders are being asked to approve an amendment to the 1997 Equity Incentive Plan (the "Incentive Plan") in order to reserve an additional 2,000,000 shares of Common Stock for issuance thereunder. The Incentive Plan was adopted by the Board of Directors on December 19, 1996 and approved by the stockholders on April 17, 1997. The Incentive Plan as adopted had 3,600,000 shares(1) reserved for issuance thereunder. On April 20, 2000, the stockholders approved the reserving of an additional 2,200,000 shares of Common Stock for issuance under the Incentive Plan. A copy of the 1997 Incentive Plan is included in this Proxy Statement as Appendix C.



    As of February 20, 2001, 468,866 shares of Common Stock were available for issuance under the Incentive Plan (exclusive of the increase in shares subject to stockholder approval at the 2001 Annual Meeting of Stockholders). Options to purchase 4,010,564 shares were outstanding, with a weighted average exercise price of $19.413 and weighted average term of 8.21 years.


    The Incentive Plan provides for the grant of incentive stock options to employees and nonstatutory stock options, stock appreciation rights, restricted stock purchase awards and stock bonuses (collectively "Stock Awards") to employees, directors and consultants. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Incentive Plan.

VOTE REQUIRED

    At the Annual Meeting, stockholders are requested in this Proposal Three to approve the amendment to the Incentive Plan. The affirmative vote of the Votes Cast on this proposal will be required to approve the amendment. For purposes of this vote, abstention and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote "FOR" approval of the amendment to the Incentive Plan.

    A summary of the features of the Incentive Plan are outlined below.

SUMMARY OF THE INCENTIVE PLAN

PURPOSE

    The Incentive Plan provides a means by which selected employees and directors of, and consultants to, the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company or receive cash based on stock appreciation. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees and directors of, or consultants to, the Company or its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

------------------------

(1)  Adjusted for the Company's two-for-one stock splits in May 1998 and May
     2000.

ADMINISTRATION

    The Incentive Plan is administered by the Board unless and until the Board delegates administration to a committee composed of not fewer than two Board members. All of the members of any such committee must be non-employee directors (unless the Board expressly declares that such requirement shall not apply). If administration is delegated to a committee, such committee will have, in connection with the administration of the Incentive Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Incentive Plan, as may be adopted from time to time by the Board.

    The Board may abolish such committee at any time and revest in the Board the administration of the Incentive Plan. The Board has delegated the administration of the Incentive Plan to the Executive Committee (the "Administrator").

    The Administrator has the power to determine from time to time which of the persons eligible under the Incentive Plan shall be granted awards, the type of awards to be granted, when and how each award shall be granted, to construe and interpret the Incentive Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator may correct any defect in the Incentive Plan or in any award agreement to make the Incentive Plan fully effective.

ELIGIBILITY

    Incentive stock options and stock appreciation rights appurtenant thereto may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, stock appreciation rights, and stock bonuses may be granted to employees, directors or consultants. As of the Record Date, the Company and Bank had 985 employees, and 6 non-employee directors eligible for awards under the plan.

    No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the fair market value of Common Stock subject to the award at date of grant. In addition, no person shall be eligible to be granted options and stock appreciation rights covering more than two hundred fifty thousand (250,000) shares of the Company's Common Stock in any calendar year.

RESTRICTION ON STOCK BONUS AWARDS

    In February 2001, the Administrator approved an amendment to the plan, restricting the total number of shares available to grant as stock bonus awards or under restricted stock purchase agreements under the Incentive Plan to five hundred thousand (500,000) shares of the Company's Common Stock.

TERM AND TERMINATION OF STOCK OPTIONS

    No option is exercisable after the expiration of ten (10) years from the date it was granted.

    In the event an optionee's continuous status as an employee, director or consultant is terminated, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) but only within the earlier of (i) the date three (3) months after the termination of the optionee's continuous status as an employee, director or consultant, or (ii) the expiration of the term of the option as set forth in the option agreement.

    An optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director or consultant would result in liability under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), then the option shall terminate on the earlier of (i) the expiration of the term of the option, or (ii) the expiration of a period three
(3) months after the termination of the optionee's continuous status as an employee, director or consultant during which the exercise of the option would not be in violation of such registration requirements.

    In the event an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) twelve
(12) months following such termination (or such longer or shorter period as specified in the option agreement) or (ii) the expiration of the term of the option as set forth in the option agreement.

    In the event a stock bonus or restricted stock recipient's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

EXERCISE PRICE

    The exercise price of each incentive stock option will not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant. The exercise price of each nonstatutory stock option will not be less than eight-five percent (85%) of the fair market value on the date of grant. The purchase price of restricted stock will not be less than eighty-five percent (85%) of the fair market value of the Company's Common Stock on the date such award is made. Stock bonuses may be awarded in consideration for past services rendered to the Company or for its benefit. The closing price for the Company's Common Stock on the record date was $30.188 per share, as reported by National Association of Securities Dealers Automated Quotation/National Market.

CONSIDERATION

    The purchase price of stock acquired pursuant to a Stock Award is paid either in cash at the time of exercise or purchase, or (if determined by the Administrator at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Administrator. Additionally, in the case of an option and in the discretion of the Administrator at the time of the grant of an option, consideration may be paid by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest of amounts that are not stated to be interest.

TRANSFERABILITY

    An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option, stock bonus, or restricted stock award shall only be transferable upon such terms and conditions as the Administrator shall determine in its sole discretion at the time of grant. An optionee may designate a beneficiary who may exercise his or her option after death.

VESTING

    The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company has a repurchase right with respect to any unvested shares.

    Restricted stock purchase awards and stock bonuses granted under the Incentive Plan may be granted subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Administrator.

ADJUSTMENTS UPON CHANGE IN STOCK

    If any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidation dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the class(es) and maximum number of shares subject to the Incentive Plan, the maximum annual award applicable under the Incentive Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

    In the event of a "Change in Control" (defined below), holders of outstanding stock options shall have the right to exercise, and shall be vested as to, all outstanding stock options, including stock options that would not otherwise be exercisable or vested. If outstanding stock options become fully vested in the event of a Change in Control, the Administrator shall notify all participants that their outstanding stock options shall be fully exercisable for a period of three (3) months (or such other period of time not exceeding six
(6) months as is determined by the Administrator at the time of the grant) from the date of such notice, and any unexercised options shall terminate upon the expiration of such period.

    In the event of a "Covered Termination" (defined above under "Termination Arrangements") following a Change in Control, holders of outstanding restricted stock shares shall be vested as to all shares, including shares which otherwise were not then vested.


    For purposes of the Incentive Plan, "Change in Control" means the consummation of any of the following transactions:


        (1) a merger or consolidation of the Company or Bank with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities ("Voting Securities") of the Company or Bank (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Company or Bank, or of such surviving entity, outstanding immediately after such merger or consolidation;

        (2) the filing of a plan of liquidation or dissolution of the Bank or the closing of the sale, lease, exchange or other transfer or disposition by the Company or Bank of all or substantially all of the Bank's assets;

        (3) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (B) a corporation owned directly or indirectly by the shareholders of Company in substantially the same proportions as their beneficial ownership of stock in the Company, or
    (C) Company (with respect to Company's ownership of the stock of the Bank), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 50% or more of the Voting Securities; or

        (4) any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in Bank, or
    (c) Company (with respect to the Company's ownership of the stock of the Bank) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 25% or more of the Voting Securities of such corporation, and within twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of Company occurs as a result of which sixty percent (60%) or fewer of the directors are Incumbent Directors.

AMENDMENT OF THE INCENTIVE PLAN

    The Administrator at any time, and from time to time, may amend the Incentive Plan. However, no amendment shall be effective unless approved by the stockholders of the Company if stockholder approval is required in order for the Incentive Plan to satisfy the requirements of Section 422 of the Code, or to comply with the requirements of Rule 16b-3 or the Nasdaq National Market listing requirements.

RESTRICTION ON REPRICING OF STOCK OPTIONS UNDER THE INCENTIVE PLAN

    The Administrator must also get stockholder approval of repricings of stock options granted under the Incentive Plan. The Administrator may in its sole discretion submit any other amendment to the Incentive Plan for stockholder approval.

TERMINATION OR SUSPENSION OF THE INCENTIVE PLAN

    The Administrator may suspend or terminate the Incentive Plan at any time. Unless sooner terminated, the Incentive Plan shall terminate on December 18, 2006. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee of the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum federal ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold taxes from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the purchase price (to the extent not recognized as taxable income as described above) which will be deemed long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    STOCK BONUS AWARDS. A recipient who receives restricted stock pursuant to a Stock Bonus Award will recognize ordinary income equal to the fair market value of the stock at the time or times the restrictions lapse (unless a Code
Section 83(b) election is timely filed at the time of grant). Different rules may apply if the recipient is subject to Section 16(b) of the Exchange Act. Generally, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income.

PARTICIPATION IN INCENTIVE PLAN

    The grant of Stock Awards under the Incentive Plan to employees, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Board. As of the date of this proxy statement, there has been no determination made by the Administrator with respect to future discretionary awards to employees or consultants under the Incentive Plan. Accordingly, future awards to employees and consultants are not determinable. Non-employee directors also are eligible to participate in the Incentive Plan. See "Director Compensation" above for a discussion of grants made to directors to date (subject to the stockholders' approval of the Incentive Plan).

    The following table sets forth information with respect to the grant of options under the 1997 Equity Incentive Plan during the last fiscal year to the executive officers named in the Summary Compensation Table, to all current executive officers as a group and to all other employees as a group:

                       TABLE 4--1997 PLAN BENEFITS TABLE
                               STOCK OPTION PLAN


                                                                                       NUMBER OF
                                                                   DOLLAR VALUE    SHARES SUBJECT TO
NAME OR IDENTITY OF GROUP                   POSITION               OF OPTIONS(1)    OPTIONS GRANTED
-------------------------        -------------------------------   -------------   -----------------
L. Blake Baldwin...............  Manager of the Bank's              $   236,880           10,000
                                 Organizational and Cultural
                                 Development Group

John C. Dean...................  President and Chief Executive      $        --               --
                                 Officer of the Company

Harry W. Kellogg, Jr...........  Manager of Strategic               $   314,850           12,500
                                 Initiatives Group

Marc J. Verissimo..............  Manager of the Risk Management     $   473,760           20,000
                                 Group

Kenneth P. Wilcox..............  Chief Executive Officer of the     $   392,820           15,000
                                 Bank

All Current Executive Officers
  as a Group...................                                     $ 4,217,580          167,500

All Other Employees as a
  Group........................                                     $53,958,292        1,881,100

All Outside Directors as a
  Group........................                                     $   555,852           16,500


------------------------


(1) In the case of options, dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the closing market price of the Company's Common Stock on the date grants were approved by the Board of Directors of the Company, as quoted in the National Association of Securities Dealers Automated Quotation/National Market. The average exercise price of the options was $28.431.

                                 PROPOSAL NO. 4
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF AUDITORS

    The firm of KPMG LLP has been approved by the Audit and Finance Committee and the Board of Directors of the Company to be the independent auditor of the Company for the 2001 fiscal year. KPMG LLP has audited the Company's financial statements since November 1994. The stockholders are being asked to ratify the selection of KPMG LLP. If the stockholders do not ratify such selection by the affirmative vote of a majority of the Votes Cast, the Board will reconsider its selection.

    Representatives from the firm of KPMG LLP will be present at the Annual Meeting of Stockholders and afforded the opportunity to make a statement if they desire to do so, and will be available to respond to stockholders' questions.

                             STOCKHOLDER PROPOSALS

    Stockholders are entitled to present proposals for action at a forthcoming Annual Meeting of Stockholders only if they comply with the applicable requirements of corporate law, the proxy rules and the Company's Bylaws. Any stockholder proposal intended to be presented at the 2002 Annual Meeting of Stockholders of the Company that a stockholder desires to have included in the Company's Proxy Statement relating to such meeting must be received at the Company's principal executive office on or before November 15, 2001 in order to be considered for possible inclusion in the Company's Proxy Statement and form of proxy relating to such annual meeting.

    Under the Company's bylaws, in order for a stockholder proposal to be deemed properly presented, notice must be delivered to the Secretary of the Company, not less than 60 days nor more than 90 days prior to the Annual Meeting; provided, however, if less than 65 days' notice of the date of the Annual Meeting has been given, notice by the stockholder to be timely must be received by the Company no later than the close of business on the seventh (7th) day following the day on which such notice of the Annual Meeting was mailed. The deadline computed in accordance with the foregoing is referred to as the "Bylaw Deadline." The stockholder's notice must set forth, as to each proposed matter:
(a) a brief description of the business and reason for conducting such business at the meeting; (b) the name and address as they appear on the Company's books of the stockholder proposing such business, or the name of the beneficial holder or other party on whose behalf the proposal is made; (c) the class and number of shares of the Company owned by the stockholder or beneficial holder or other party on whose behalf the proposal is made; and (d) any material interest of the stockholder or beneficial holder or other party on whose behalf the proposal is made in such business. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

    If stockholder wishes to present a proposal at the Company's annual meeting in the year 2001 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to the Bylaw Deadline for such meeting determined in accordance with the Bylaws, as described above. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

    SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2002 annual meeting is January 29, 2002 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2002 annual meeting. Because the Bylaw

Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

    The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year's Annual Meeting, which is March 23, 2001.

                               2000 ANNUAL REPORT

    Enclosed is a copy of the Company's 2000 Annual Report to Stockholders, including financial statements for the year ended December 31, 2000. Also enclosed is a copy of the Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2000 as filed with the Securities and Exchange Commission. Stockholders who wish to obtain additional copies of the Annual Report to Stockholders or the Annual Report on Form 10-K should address a written request to Investor Relations, Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, California 95054.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, there are no other matters that Management intends to present or has reason to believe others will present at the Annual Meeting. If other matters properly come before the Annual Meeting, those who act as Proxy Holders will vote in accordance with their best judgment.

                                          THE BOARD OF DIRECTORS

                                          /s/ A. Catherine Ngo

                                          A. Catherine Ngo
                                          CORPORATE SECRETARY

Santa Clara, California
March 16, 2001

                                   EXHIBIT A
                                    CHARTER
                                       OF
                       JOINT AUDIT AND FINANCE COMMITTEE
                                       OF
                              SILICON VALLEY BANK
                                      AND
                           SILICON VALLEY BANCSHARES

                                   ARTICLE 1
                                    PURPOSE

    SECTION 1.1 GENERAL PURPOSE. The Joint Audit and Finance Committee (the "Audit and Finance Committee") of Silicon Valley Bank (the "Bank") and Silicon Valley Bancshares (the "Company") shall have oversight responsibility for the integrity of the financial reporting process and internal controls of the Bank and the Company (the Bank and the Company may be referred to collectively hereafter as the "Company") as well as oversight responsibility for the Bank's investment and funds management policies. The Audit and Finance Committee shall have oversight responsibility for the Bank's regulatory compliance program to ensure compliance with laws, regulations and Bank policies. The Audit and Finance Committee shall assist management in the selection of the independent auditor for the Company (the "Independent Auditor") and shall assist the Independent Auditor in preserving his or her independence. The Audit and Finance Committee shall work with management and the Independent Auditor to review the adequacy of internal control systems, including internal audit and credit review activities, in seeking to ensure the adequacy of financial reporting and regulatory compliance. The Audit and Finance Committee, working with management, shall also seek to ensure that the involvement of the Company's internal audit staff is appropriate and properly coordinated with the Independent Auditor.

    SECTION 1.2 REPORTING TO BOARD; BOARD RESPONSIBILITY. The Audit and Finance Committee shall report regularly to the Boards of Directors of the Bank and the Company (the Bank's Board of Directors and the Company's Board of Directors may be referred to collectively hereafter as the "Board"). The Board and management shall ensure that the Audit and Finance Committee has adequate resources and authority to discharge its responsibilities.

                                   ARTICLE 2
                                  DEFINITIONS

    SECTION 2.1 AFFILIATE. An "Affiliate" of the Bank, the Company or any other entity shall mean an entity that directly or indirectly controls, is controlled by or is under common control with, the Bank, the Company or the other entity, as the case may be. For these purposes, the term "control" shall have the same meaning as set forth in 12 C.F.R. Section 225.2(e).

    SECTION 2.2 AUDIT SERVICES. "Audit Services" means services required to be performed by the Independent Auditor under Section 36 of the Federal Deposit Insurance Act, as amended, and the rules and regulations promulgated thereunder.

    SECTION 2.3 CALL REPORT. A "Call Report" for any period is the consolidated Report of Condition and Income for the Bank.

    SECTION 2.4 FINANCIAL REPORTING. The "Financial Reporting" of the Company is the recording, processing, summarizing and presenting of financial data in annual Financial Statements, interim Financial Statements and regulatory reports.

    SECTION 2.5 FINANCIAL STATEMENTS. The "Financial Statements" of the Company are the statements and accompanying footnotes that are intended to show the financial position of the Company at a point in time, the results of operations and the cash flows of the Company, over a period of time. For purposes of this Charter, "Financial Statements" shall include the consolidated financial statements of the Company and the Bank as permitted by applicable law and regulations.

    SECTION 2.6 GOVERNMENTAL ENTITY.  A "Governmental Entity" shall mean:

    (a) Any national government, political subdivision thereof or local jurisdiction therein; or

    (b) Any board, commission, department, division, organ, instrumentality, court or agency of any entity described in (a) above, however constituted.

    SECTION 2.7 INDEPENDENT AUDITOR. An "Independent Auditor" is any individual who performs or participates in providing Audit Services to the Company, and any accounting firm, including a corporation, proprietorship, partnership or other business comprised of Independent Auditors providing Audit Services to the Company.

    SECTION 2.8 OUTSIDE DIRECTOR. An "Outside Director" of the Company or the Bank is a director of the Company or of the Bank whom the Board determines (such determination to be made at least annually):

    (a) Is not employed by the Company, the Bank, or any of their respective Affiliates for the current year or any of the past three years;

    (b) Has not accepted any compensation from the Company, the Bank, or any of their respective Affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

    (c) Is not a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company, the Bank, or any of its respective Affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

    (d) Is not a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company, the Bank, or any of their respective Affiliates made, or from which the Company, the Bank, or any of their respective Affiliates received, payments (other than those arising solely from investments in the securities of the Company or its respective Affiliates) that exceed 5% of the Company's, the Bank's, or any of their respective Affiliates' or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

    (e) Is not employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

    As such, the Chief Executive Officer of the Company shall not be a member of the Audit and Finance Committee.

                                   ARTICLE 3
                                  ORGANIZATION

    SECTION 3.1 MEMBERSHIP. The Audit and Finance Committee shall consist of not less than three and not more than seven Outside Directors. All Outside Directors shall be financially literate, and at least one Outside Director shall have accounting or other related financial management expertise.

    SECTION 3.2 APPOINTMENT AND TERM. The Executive Committee of the Bank's Board shall nominate the Chair and other members of the Audit and Finance Committee for a term of one year, subject to approval by the Bank's Board and the Company's Board. A new Chair shall be appointed as of the date of each annual Organizational Meeting of the Bank's Board.

    SECTION 3.3 DUTIES OF CHAIR. The Chair shall preside at all meetings of the Audit and Finance Committee and shall perform such other duties as may be assigned by the Board from time to time.

    SECTION 3.4 SECRETARY OF COMMITTEE. The Chair of the Audit and Finance Committee shall appoint a Secretary of the Audit and Finance Committee. The Secretary is not required to be a member of the Board, but must be an employee of the Company and/or Bank approved by the Committee.

    SECTION 3.5 RESIGNATION. Any member of the Audit and Finance Committee may resign, effective upon giving written notice to the Chair of the Bank's Board or the Company's Board unless the notice specifies a later time for the effectiveness of the resignation. If the resignation is effective at a later time, a successor may be appointed to fill the vacancy on the Audit and Finance Committee when the resignation becomes effective.

    SECTION 3.6 VACANCIES. All vacancies on the Audit and Finance Committee, however created, may be filled by a majority vote of the Executive Committee of the Bank's Board, subject to approval by the Bank's Board and the Company's Board. Each member of the Audit and Finance Committee so appointed shall hold office until the expiration of the term for which appointed and until a successor is appointed and qualified.

    SECTION 3.7 REGULAR MEETINGS. Regular meetings of the Audit and Finance Committee shall be held at the time and place as the Audit and Finance Committee shall determine. The Audit and Finance Committee shall meet prior to the commencement of the annual audit with the Independent Auditor to review the scope of the audit. The Audit and Finance Committee also shall meet with management, and at the Audit and Finance Committee's discretion, with the Independent Auditor, shortly before the public release of the Financial Statements for any quarter of the fiscal year to review the Financial Statements for that period. The Audit and Finance Committee may provide for other regular meetings of the Audit and Finance Committee in its discretion. Regular meetings of the Audit and Finance Committee may be held without notice. Any change in the time or place of a regularly scheduled meeting shall require:

    (a) The consent of a majority of the members of the Audit and Finance Committee; and

    (b) Four days' notice by mail or twenty-four hours' notice received personally, by telephone, telegraph, facsimile or similar transmission.

    SECTION 3.8 SPECIAL MEETINGS. Special meetings of the Audit and Finance Committee may be called at any time by the Chair of the Audit and Finance Committee, any two voting members thereof, the Chair of the Bank's Board or the Company's Board, or by a majority of the Bank's Board or the Company's Board. Special meetings may be held upon four days' notice by mail or twenty-four hours' notice received personally, by telephone, telegraph, facsimile or similar transmission. Notice of special meetings need not be given to any member who:

    (a) Before or after the meeting, signs (i) a waiver of notice, (ii) a consent to holding the meeting, or (iii) an approval of the subject minutes; or

    (b) Attends the meeting without protesting the lack of notice to such member.

    SECTION 3.9 VOTING. If the Audit and Finance Committee is comprised of an even number of directors, one-half of the number of directors shall constitute a quorum for the transaction of business. If the Audit and Finance Committee is comprised of an odd number of directors, a majority of the Audit and Finance Committee members shall constitute a quorum for the transaction of business. Every action consented to by a majority of the Audit and Finance Committee members present at a meeting (at which a quorum is present) shall be regarded as an act of the Audit and Finance Committee, unless other consent is required pursuant to this Charter, the Articles of Incorporation or Bylaws of the Bank or the Company, or applicable law.

    SECTION 3.10 MINUTES. The Secretary of the Audit and Finance Committee shall maintain minutes and other relevant records of the meetings and activities of the Audit and Finance Committee. The minutes shall be made available for review by the Board and by any regulatory agency having jurisdiction over the affairs of the Bank or the Company. In the event of any meeting in Executive Session or otherwise if the Secretary is not present, an Acting Secretary shall be designated by the Chair of the Audit and Finance Committee for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

    SECTION 3.11 TELEPHONE CONFERENCE MEETINGS. Members of the Audit and Finance Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

    SECTION 3.12 ACCESS TO COUNSEL. The Audit and Finance Committee may retain its own outside counsel, to be paid at the expense of the Bank or the Company (as appropriate), at the discretion of the Audit and Finance Committee and without the prior permission or approval of the Board or of the management of the Bank or the Company.

    SECTION 3.13 AUTHORITY TO MEET WITH AUDIT PERSONNEL. The Audit and Finance Committee shall have the authority, without obtaining the permission of the Board or of management, to meet at any time with the Independent Auditor or any of the Company's or the Bank's internal audit personnel without including any of the other members or representatives of the management of the Bank or the Company in the meeting.

    SECTION 3.14 AUDIT LIAISON.

    (a) AUDIT AND FINANCE COMMITTEE APPOINTMENT OF THE AUDIT LIAISON. The Audit and Finance Committee shall appoint an Audit Liaison for the Company, who shall serve at the pleasure of the Audit and Finance Committee, and who shall report directly to the Chair of the Audit and Finance Committee. The Audit Liaison shall meet with the Audit and Finance Committee on a regular basis, attend meetings of the Audit and Finance Committee and report regularly on the activities of the internal auditing relationship.

    (b) AUDIT LIAISON'S RELATIONSHIP WITH BANK MANAGEMENT. The Audit Liaison shall be available to the Chief Executive Officer, President, Chief Financial Officer and other officers of the Bank and the Company for opinions and advice concerning the Company's and the Bank's internal controls. In particular, the Audit Liaison shall advise the Chief Executive Officer, President, Chief Financial Officer and other officers of the Bank and the Company as to whether the accounting systems, internal controls and policies and procedures are adequate, efficient, effective and followed by Bank and Company personnel.

    (c) AUDIT LIAISON'S ANNUAL PERFORMANCE REVIEW. The Audit and Finance Committee shall have input into the Liaison's annual performance review as it pertains to the specific functions described in Item (a) of this Section.

    SECTION 3.15 AMENDMENTS.

    (a) GENERAL. This Charter of the Audit and Finance Committee may be amended only by a resolution adopted by a majority of the Outside Directors of the Board of the Company and the Bank (whether or not constituting a quorum of the entire Board).

                                   ARTICLE 4
                          DUTIES AND RESPONSIBILITIES

    SECTION 4.1 DUTIES AND RESPONSIBILITIES. In accomplishing the purposes of the Audit and Finance Committee (as set forth in Article 1 above), the Audit and Finance Committee has the following duties and responsibilities:

    (a) APPROVAL OF SELECTION AND TERMINATION OF INDEPENDENT AUDITOR. The Audit and Finance Committee shall approve the selection and termination of the Independent Auditor and, prior to the commencement of any proposed audit of the Company's or Bank's financial records or Financial Reporting by the Independent Auditor, the Audit and Finance Committee shall review and approve the scope and the approach of the proposed audit.

       (1) AUDITOR'S INDEPENDENCE. The Audit and Finance Committee shall ensure the independence of the Independent Auditor and shall obtain from the Independent Auditor an annual written statement delineating all relationships between the Independent Auditor, and on the one hand, and the Company, the Bank, and their respective Affiliates, on the other, consistent with Independence Standards Board Standard 1.

       (2) COMMUNICATION WITH AUDITOR. The Audit and Finance Committee has the responsibility for actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the Independent Auditor.

       (3) INDEPENDENT AUDITOR'S ACCOUNTABILITY TO THE BOARD AND COMMITTEE. The Audit and Finance Committee shall have a clear understanding with the Independent Auditor that the Independent Auditor is ultimately accountable to the Board and the Audit and Finance Committee, and the Audit and Finance Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, terminate the Independent Auditor's services.

    (b) REVIEW OF FINANCIAL STATEMENTS. The Audit and Finance Committee shall review all Financial Statements prepared at or as of, or for any period ending on, the last day of any fiscal quarter or year of the Company, including all Call Reports prepared with respect to the Bank, prior to the filing of the Financial Statements with any Governmental Entity or the release of the Financial Statements to the general public.

    (c) REVIEW OF ADJUSTMENTS, SUGGESTIONS AND DISAGREEMENTS. The Audit and Finance Committee shall review all significant adjustments made to the Financial Statements at the suggestion of the Independent Auditor and address all significant disagreements between the Independent Auditor and the management of the Company or the Bank. Management shall advise the Audit and Finance Committee of any significant accounting issue on which it seeks to obtain an opinion from any auditor other than the Independent Auditor. The Audit and Finance Committee shall review any significant suggestions for improvements to the Company's or the Bank's internal financial controls or Financial Reporting practices and procedures provided to management by the Independent Auditor or by any Governmental Entity.

    (d) OVERSIGHT OF INTERNAL ACCOUNTING CONTROLS. The Audit and Finance Committee shall review the adequacy of the Bank's and the Company's systems and procedures of internal accounting controls over Financial Reporting. The Audit and Finance Committee shall review the handling by the Company's and the Bank's management of any material inadequacies or reportable conditions identified by internal auditing personnel or the Independent Auditor in the systems and procedures of internal accounting controls.

    (e) INTERNAL AUDIT FUNCTION. The Audit and Finance Committee shall, not less than quarterly, evaluate the activities and utilization of the Company's and the Bank's internal audit relationship. In addition, the Audit and Finance Committee shall evaluate, not less than annually, the qualifications and effectiveness of the internal audit relationship. The Audit and Finance Committee shall review with the Audit Liaison, the Audit and Finance Committee's assessments of the adequacy of internal controls, including identified material weaknesses in internal controls and measures for detection and prevention of management override or compromise of the internal control system. Finally, the Audit and Finance Committee shall work with the Audit Liaison to assure comprehensive coverage of the Bank's and the Company's operations by audits.

    (f) DUTIES PROVIDED FOR UNDER APPLICABLE LAW. The Audit and Finance Committee shall have all such other duties and responsibilities specifically provided for as audit committee responsibilities under applicable law.

    (g) COMPLIANCE WITH ACCOUNTING STANDARDS AND BANKING REGULATIONS. The Audit and Finance Committee shall evaluate the Bank's and the Company's compliance with accounting standards and applicable banking laws and regulations having a material impact on the Financial Statements.

    (h) AUDIT PLANS. The Audit Liaison shall present an annual audit plan to the Audit and Finance Committee for review and approval. From time to time, the Audit Liaison may request modifications in the annual audit plan based upon the internal audit relationship's findings or changes in the Bank's or the Company's internal control systems.

    (i) OVERSIGHT OF INVESTMENT AND FUNDS MANAGEMENT POLICIES. The Audit and Finance Committee shall have oversight responsibility with respect to the Bank's investment and funds management policies. The four components of the Bank's investments and funds management policies are:

       (1) INVESTMENT POLICY.

           (a) With the assistance of the Bank's Chief Financial Officer and other officers, the Audit and Finance Committee shall approve any modifications to the Bank's investment policy. The investment portfolio provided for in the policy shall be managed to meet the following objectives:

                (i) LIQUIDITY. The investment portfolio shall be used to provide the funds necessary to address day-to-day, cyclical and long-term changes in the mix of the Bank's assets and liabilities. The investments shall be readily marketable, and shall be able to be sold in an adverse market without significant losses.

                (ii) DIVERSIFICATION. The investment portfolio shall complement and offset the market, credit and interest rate risk characteristics of the Bank's loan portfolio. The investment portfolio shall be concentrated in high quality investments. In addition, the portfolio shall not be concentrated in any one type of security or in any geographical area.

               (iii) ASSET/LIABILITY MANAGEMENT. The investment portfolio shall be used in the Bank's overall management of interest rate risk, since the investment portfolio can be adjusted relatively quickly (as compared to the loan and deposit portfolio) when there are changes in market conditions and in the Bank's overall needs. The investment policy shall be interdependent with the Bank's Asset/Liability Management Policy.

                (iv) COLLATERAL FOR PLEDGING. The investment portfolio shall provide collateral that the Bank may need to pledge against public and bankruptcy deposits, repurchase agreements, at the Federal Reserve Bank discount window or to support hedging activities.

                (v) LOCAL COMMUNITY SUPPORT. The Bank may purchase non-rated securities from political subdivisions in the Bank's primary market areas, in effort to support the economic development of the community. In these instances, the management must have sufficient knowledge of the issuer to make the necessary credit evaluation. For purposes of the Bank's investment policy, "primary market area" shall be the delineated communities in the Bank's Community Reinvestment Act Statement.

                (vi) TAX MANAGEMENT. Where possible, the Bank's investments shall take into account applicable tax advantages, in efforts to manage the Bank's tax liability. The tax status of all investments shall be reviewed regularly and, where possible, the Bank shall negotiate contractual terms of the Bank's investments to mitigate the adverse effects of the tax status of its investments.

           (b) The Audit and Finance Committee shall work with management to monitor the Bank's compliance with the investment policy.

    (2) LIQUIDITY AND FUNDS MANAGEMENT POLICY.

       (a) With the assistance of the Bank's Chief Financial Officer and other officers, the Audit and Finance Committee shall approve any modifications to the Bank's liquidity and funds management policy. The Bank's liquidity and funds management policy shall provide for sufficient liquid assets to cover all reasonably foreseeable demands for cash, taking into account the following:

            (i) Deposit stability;

            (ii) Current liquidity position;

           (iii) Anticipated funding requirements of all of the Bank's commitments and letters of credit;

            (iv) Ability to control funding needs; and

            (v) The Bank's potential sources of funds.

       (b) The Audit and Finance Committee shall work with management to monitor the Bank's compliance with the liquidity management policy.

    (3) ASSET/LIABILITY MANAGEMENT POLICY.

       (a) With the assistance of the Bank's Chief Financial Officer and other officers, the Audit and Finance Committee shall approve any modifications to the Bank's asset/liability management policy. The policy shall state the Bank's asset/liability objectives. The Bank's investment policy (see discussion above) shall take into account the Bank's asset/liability management policy.

       (b) The Audit and Finance Committee shall work with management to monitor the Bank's compliance with the asset/liability management policy.

    (4) CAPITAL MANAGEMENT POLICY.

       (a) With the assistance of the Bank's Chief Financial Officer and other officers, the Audit and Finance Committee shall approve any modifications to the capital adequacy goals for the Bank. The goals shall take into account the following:

            (i) The Bank's projected growth rate;

            (ii) The Bank's future profitability;

           (iii) The Bank's future levels of dividends; and

            (iv) The Bank's legally required ratio of capital to assets.

       (b) The Audit and Finance Committee shall work with management to monitor the Bank's capital position, including making dividend recommendations in accordance with the Bank's capital adequacy goals.

    (j) REGULATORY COMPLIANCE. The Audit and Finance Committee is responsible for monitoring the Bank's compliance with internal controls, policies and procedures, laws, and regulations.

    (1) ENSURING COMPLIANCE WITH REGULATIONS. The Audit and Finance committee shall ensure that the Bank is making its best effort to comply with increasing levels of regulation. The committee may rely on internal and external specialists to conduct periodic reviews for compliance with regulations.

    (2) COMMUNITY REINVESTMENT ACT. The Audit and Finance Committee shall ensure the Bank is supporting its community in accordance with the Community Reinvestment Act. The committee will review the Bank's performance under this act, and review and approve the Bank's CRAperformance.

    (3) REVIEW AND APPROVAL OF POLICIES. The Audit and Finance Committee should ensure and assess management's integrity in developing policies with respect to financial and compliance related items. This responsibility for a detailed review of policies may be delegated to outside professionals and/or internal auditors. When the review of policies is delegated, the committee is responsible for ensuring that the reviewers are qualified, and must evaluate the appropriateness of the reviewers' recommendations and management's response.

    (4) SUSPICIOUS ACTIVITY REPORTS. In the event that a Suspicious Activity Report ("SAR") must be filed, in accordance with the Bank Secrecy Act and Bank policy, the SAR must be reviewed at the next scheduled meeting of the Board's Audit & Finance Committee. In the event that the SAR involves an insider, or is of significant dollar amount or impact to the Bank, a recommendation by the Bank's legal department will be presented to the Board's Audit & Finance Committee, who will determine whether
       presentation to the full Board is necessary.   In the event that the SAR
       involves a member of the Board, the Legal Department may submit the report to another Board Committee as necessary to maintain confidentiality.

    (5) APPOINTMENT OF OFFICERS. The Audit and Finance Committee has the responsibility for appointing the Bank's Community Reinvestment Act Officer, Bank Secrecy Act Officer, Audit Liaison, and the Bank's Security Officer.

    SECTION 4.2 REVIEW AND APPROVAL OF INSURANCE POLICIES. The Audit and Finance Committee shall have responsibility for reviewing and approving the Bank's insurance policies, including the directors' and officers' liability policy. In this regard, the Audit and Finance Committee shall work with management in seeking to ensure that the Bank at all times maintains appropriate and cost-effective insurance policies.

    SECTION 4.3 ACCESS TO CORPORATE RESOURCES. The Audit and Finance Committee shall at all times have access to resources of the Bank and the Company, including personnel and electronic computing or data processing support (subject to the constraints of the annual operating budget approved by the Board), which the Audit and Finance Committee may deem necessary to enable the Audit and Finance Committee to perform its duties and responsibilities as set forth in this Article 4.

                                   EXHIBIT B

                        CERTIFICATE OF INCORPORATION OF
                        SILICON VALLEY BANCSHARES, INC.
                             A Delaware Corporation

    FIRST: The name of this corporation is SILICON VALLEY BANCSHARES, INC. (the "Corporation").

    SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name and address of the Corporation's registered agent in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of Delaware.

    FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 80,000,000, consisting of 60,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and 20,000,000 shares of Preferred Stock, $.001 par value per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series, or any of them, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series.

    FIFTH: The name and mailing address of the incorporator are as follows:

                             Eileen Lyon
                             11355 West Olympic Boulevard
                             Los Angeles, California 90064

    SIXTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be fixed by or in the manner provided in the bylaws of the Corporation (the "Bylaws"). Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors shall have the right to cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which such shareholder's shares are entitled, or to distribute his or her votes on the same principal among as many candidates as the shareholder shall think fit. No shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom the votes would be cast has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate his or her votes. The candidates receiving the highest number of affirmative votes of shares entitled to be voted for them, up to the number of directors to be elected, shall be elected. Votes against the directors and votes withheld shall have no legal effect.

    SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

        (a) to adopt, repeal, rescind, alter or amend in any respect the Bylaws, and to confer in the Bylaws powers and authorities upon the directors of the Corporation in addition to the powers and authorities expressly, conferred upon them by statute;

        (b) from time to time to set apart out of any funds or assets of the Corporation available for dividends an amount or amounts to be reserved as working capital or for any other lawful purpose and to abolish any reserve so created and to determine whether any, and, if any, what part, of the surplus of the Corporation or its net profits applicable to dividends shall be declared in dividends and paid to its shareholders, and all rights of the holders of stock of the Corporation in respect of dividends shall be subject to the power of the Board of Directors so to do;

        (c) subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best; and

        (d) in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to execute all such powers and to do all acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the express provisions of said laws of the Certificate of Incorporation of the Corporation and its Bylaws.

    EIGHTH: Any action required or permitted to be taken by the shareholders of the Corporation may be effected at a duly called annual or special meeting of shareholders of the Corporation or by any consent in writing by such shareholders.

    NINTH: Each director shall serve until his or her successor is elected and qualified or until his or her death, resignation or removal, and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

    TENTH: Meetings of shareholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

    ELEVENTH: A director of the Corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. No amendment to or repeal of this Article Tenth shall apply to or have an effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

    TWELFTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on shareholders herein are granted subject to this reservation.

    THIRTEENTH: The Corporation shall not be subject to the provisions of
Section 203 of the Delaware General Corporation Law.

    I, THE UNDERSIGNED, for purposes of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 19th day of March, 1999.

                                          /s/ EILEEN LYON
                                          --------------------------------------
                                          Eileen Lyon, Incorporator

                                   EXHIBIT C
                           SILICON VALLEY BANCSHARES
                           1997 EQUITY INCENTIVE PLAN
                           ADOPTED DECEMBER 19, 1996
                    APPROVED BY SHAREHOLDERS APRIL 17, 1997
                        AMENDED AS OF SEPTEMBER 8, 1997
                          AMENDED AS OF JULY 20, 2000
                        AMENDED AS OF FEBRUARY 15, 2001

1.  PURPOSES.

    (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

    (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

    (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.  DEFINITIONS.

    (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

    (b) "BOARD" means the Board of Directors of the Company.

    (c) "CODE" means the Internal Revenue Code of 1986, as amended.

    (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

    (e) "COMPANY" means Silicon Valley Bancshares, a California corporation.

    (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

    (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The

Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or
(ii) transfers between the Company, Affiliates or their successors.

    (i) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

    (j) "DIRECTOR" means a member of the Board.

    (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

        (1) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

        (2) In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

    (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

    (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

    (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

    (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (s) "OPTION" means a stock option granted pursuant to the Plan.

    (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

    (u) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

    (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

    (w) "PLAN" means this 1997 Equity Incentive Plan.

    (X) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

    (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

    (z) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

    (aa) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

    (bb) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

    (cc) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.  ADMINISTRATION.

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

        (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (3) To amend the Plan or a Stock Award as provided in Section 14.

        (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

    (c) The Board may delegate administration of the Plan to a committee or committees of the Board composed of one (1) or more members (the "Committee"). In the discretion of the Board, the Committee may be composed of two (2) or more Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.  SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate five-million-eight-hundred thousand (5,800,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

    (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  ELIGIBILITY.

    (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

    (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

    (c) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than two hundred fifty thousand (250,000) shares of the Company's common stock in any calendar year.

    (d) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the total number of shares available to grant as stock bonus awards or under restricted stock purchase agreements shall not exceed five hundred thousand (500,000) shares of the Company's common stock in any calendar year.

6.  OPTION PROVISIONS.

    Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include

(through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

    (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

    (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

    (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company,
(B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

    (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its sole discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

    (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

    (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability or for Cause), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three
(3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates for Cause, then the Option shall immediately terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. "Cause" shall be defined as an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, a deliberate disregard of the rules of the Company which results in loss, damage or injury to the Company, any unauthorized disclosure of any of the secrets or confidential information of the Company, inducing any client or customer of the Company to break any contract with the Company or inducing any principal for whom the Company acts as agent to terminate such agency relations, or engaging in any conduct which constitutes unfair competition with the Company, or any act which results in Optionee being removed from any office of the Company by any bank regulatory agency.

    An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option, or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

    (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve
(12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (h) DEATH OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of Optionee's death, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

    Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

    (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    (b) TRANSFERABILITY. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

    (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or
(iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

    (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.  STOCK APPRECIATION RIGHTS.

    (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

    (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

        (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of
    (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

        (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

        (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.  CANCELLATION AND RE-GRANT OF OPTIONS.


    (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan (subject to shareholder approval) and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% shareholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock

Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.


    (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

    (c) Notwithstanding the foregoing, the Board or Committee will need shareholder approval prior to effecting the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan.

10.  COVENANTS OF THE COMPANY.

    (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.

    (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

    (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

    (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director as provided in the Company's Bylaws and the provisions of the California

Corporations Code, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

    (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

    (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

    (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.)"

    (b) In the event of "Change in Control," unless otherwise determined by the Board or Committee at the time of grant, all outstanding Stock Awards shall immediately become one hundred percent (100%) vested, and the Board shall notify all participants that their outstanding Stock Awards shall be fully exercisable for a period of three (3) months (or such other period of time not exceeding six (6) months as is determined by the Board at the time of grant) from the date of such notice, and any unexercised Stock Awards shall terminate upon the expiration of such period.


    "Change in Control" means the consummation of any of the following transactions:


        (1) a merger or consolidation of the Company or Bancshares with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities ("Voting Securities") of the Company or Bancshares (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Company or Bancshares, or of such surviving entity, outstanding immediately after such merger or consolidation;

        (2) the filing of a plan of liquidation or dissolution of the Company or the closing of the sale, lease, exchange or other transfer or disposition by the Company or Bancshares of all or substantially all of the Company's assets;

        (3) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bancshares, (B) a corporation owned directly or indirectly by the shareholders of Bancshares in substantially the same proportions as their beneficial ownership of stock in Bancshares, or
    (C) Bancshares (with respect to Bancshares' ownership of the stock of the Company), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bancshares representing 50% or more of the Voting Securities; or

        (4) any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bancshares,
    (b) a corporation owned directly or indirectly by the shareholders of Bancshares in substantially the same proportions as their ownership of stock in Bancshares, or (c) Bancshares (with respect to Bancshares' ownership of the stock of the Company) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bancshares representing 25% or more of the Voting Securities of such corporation, and within twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of Bancshares occurs as a result of which sixty percent (60%) or fewer of the directors are Incumbent Directors.

    "Incumbent Directors" shall mean directors who either

           (A) are directors of the Company as of the date hereof;

           (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (A) above at the time of such election or nomination; or

           (C) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (A) or (B) above at the time of such election or nomination.

    Notwithstanding the foregoing, "Incumbent Directors" shall not include an individual whose election or nomination to the Board occurs in order to provide representation for a person or group of related persons who have initiated or encouraged an actual or threatened proxy contest relating to the election of directors of the Company.

14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

    (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding Stock Awards granted under the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements. Notwithstanding the foregoing, the Board must get shareholder approval for any repricing of Incentive Stock Options or Nns

    (b) The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

    (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

    (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

    (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 18, 2006 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.  EFFECTIVE DATE OF PLAN.

    The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                                                          ---------------
                                                          COMPANY #
                                                          CONTROL #
                                                          ---------------

THERE ARE TWO ALTERNATIVE WAYS TO VOTE YOUR PROXY

YOU MAY VOTE EITHER BY TELEPHONE OR BY MAIL.

TO VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK --- EASY --- IMMEDIATE

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

- USE ANY TOUCH-TONE TELEPHONE TO VOTE YOUR PROXY 24 HOURS A DAY, 7 DAYS A WEEK, UNTIL 12:00 P.M. (ET) ON APRIL 18, 2001.
- YOU WILL BE PROMPTED TO ENTER YOUR 3-DIGIT COMPANY NUMBER AND YOUR 7-DIGIT CONTROL NUMBER WHICH APPEAR IN THE BOX IN THE UPPER RIGHT HAND CORNER.
-  FOLLOW THE SIMPLE INSTRUCTIONS PROVIDED.

TO VOTE BY MAIL

IF YOU DO NOT VOTE BY TELEPHONE, MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED (SILICON VALLEY BANCSHARES, C/O SHAREOWNER SERVICES, P.O. BOX 64873, ST. PAUL, MN 55164-0873).

          IF YOU VOTE BY TELEPHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

[SILICON VALLEY BANCSHARES LOGO] 3003 Tasman Drive    Santa Clara, CA 95054

----------------------------------------------------------------------------------------------------------------------------------

1. To elect directors to serve for the ensuing year and until their successors are elected.

   / / FOR all nominees listed below, with the discretionary      / /  WITHHOLD AUTHORITY to vote for all nominees listed below authority to cumulate votes, except votes withheld
                                                                                 -----------------------------------------------
   IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
   THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX TO THE RIGHT:
                                                                                 -----------------------------------------------
   01 Gary K. Barr, 02 James F. Burns, Jr., 03 John C. Dean, 04 Alex W. Hart,
   05 Stephen E. Jackson, 06 Daniel J. Kelleher, 07 James R. Porter, 08 Michaela K. Rodeno, 09 Kenneth P. Wilcox

                                                 -- PLEASE FOLD HERE --

2. Approve an amendment to the Silicon Valley Bancshares Certificate of Incorporation   / /  FOR  / /  AGAINST  / /  ABSTAIN
   to increase the number of shares of authorized common stock, $.001 par value per share, from 60,000,000 to 150,000,000.

3. Approve an amendment to the Silicon Valley Bancshares' 1997 Equity Incentive Plan    / /  FOR  / /  AGAINST  / /  ABSTAIN
   to reserve an additional 2,000,000 shares of common stock for issuance thereunder.

4. To ratify the appointment of KPMG LLP as the Company's independent auditors.         / /  FOR  / /  AGAINST  / /  ABSTAIN

5. To vote or otherwise represent the shares on any other business that may properly    / /  FOR  / /  AGAINST  / /  ABSTAIN
   come before the meeting and any postponements or adjournments thereof, according to the Proxy Holders' decision and in their discretion.

   Address Change?  Mark Box  / /       I Plan to Attend the Meeting
   Indicate changes below:                Yes  / /   No  / /                     Dated:                                      , 2001
                                                                                       --------------------------------------
                                                                                 Shareholders should mark, sign and date this proxy
                                                                                 and return it in the enclosed envelope.
                                                                                 --------------------------------------------------


                                                                                 --------------------------------------------------
                                                                                 Signature(s) in Box
                                                                                 SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON YOUR
                                                                                 sTOCK CERTIFICATE.  AN ENTITY (SUCH AS A
                                                                                 CORPORATION OR PARTNERSHIP) IS REQUESTED TO SIGN
                                                                                 ITS NAME BY A DULY AUTHORIZED SIGNATORY, WITH THE
                                                                                 CAPACITY IN WHICH SIGNED DESIGNATED. EXECUTORS,
                                                                                 ADMINISTRATORS, TRUSTEES, AND SIMILAR FIDUCIARIES
                                                                                 ARE REQUESTED TO SO INDICATE WHEN SIGNING. IF
                                                                                 STOCK IS REGISTERED IN TWO NAMES, BOTH SHOULD
                                                                                 SIGN.

----------------------------------------------------------------------------------------------------------------------------------

                                                     SILICON VALLEY BANCSHARES

                                                     PROXY FOR ANNUAL MEETING OF
                                                             SHAREHOLDERS

                                                       THURSDAY, APRIL 19, 2001

[LOGO]         SILICON VALLEY BANCSHARES
               3003 TASMAN DRIVE SANTA CLARA, CA 95064                    PROXY
-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints JOHN C. DEAN and A. CATHERINE NGO, or either of them, with full power of substitution for himself or herself, as the Proxy Holder of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the Annual Meeting of Shareholders of Silicon Valley Bancshares to be held on Thursday, April 19, 2001, at 4:00 p.m. at the SANTA CLARA CONVENTION CENTER, GREAT AMERICA BALLROOM, 5001 GREAT AMERICA PARKWAY, SANTA CLARA, CALIFORNIA 95054 and any postponements or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND PROPOSALS, AND WITH RESPECT TO SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, AS THE SAID PROXY HOLDERS DEEM ADVISABLE.

                      SEE REVERSE FOR VOTING INSTRUCTIONS